Exhibit 10.9

Telesat Corporation

REGISTRATION RIGHTS AGREEMENT

Dated as of    November 23, 2020

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT is made as of November 23, 2020 (to become effective only upon the Closing in accordance with Section 6.1), by and between Telesat Corporation, a British Columbia company (together with its successors and assigns, the “Company”), Public Sector Pension Investment Board, a Canadian Crown corporation incorporated under the laws of Canada (“Polaris”), Red Isle Private Investments Inc., a corporation incorporated under the Laws of Canada (“Rover”), MHR Fund Management LLC, a Delaware limited liability company (“Meteor”), the other Meteor Holders signatory hereto and the other Meteor Investors signatory hereto. Reference is made to that certain Transaction Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, Polaris, Rover, Telesat Partnership LP, a limited partnership formed under the laws of Ontario, Canada (“Canadian LP”), and certain other parties thereto (as it may be amended, supplemented, restated or modified in accordance with its terms and the terms of the Voting Support Agreement, dated the date hereof, by and among Telesat Canada, a corporation incorporated under the laws of Canada, Polaris, and the Meteor-affiliated parties signatory thereto, from time to time after the date of this Agreement, the “Integration Agreement”).

WHEREAS, on the terms and subject to the conditions set forth in the Integration Agreement, the parties thereto have agreed to an “integration” transaction that will result in (a) certain classes of Common Shares of the Company becoming publicly traded, and (b) the issuance of certain limited partnership units of Canadian LP (the “Exchangeable Units”) exchangeable into certain classes of shares in accordance with their terms; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Integration Agreement, the Investors will receive Common Shares and Exchangeable Units and the parties hereto desire to enter into this Agreement, to become effective only upon the Closing in accordance with Section 6.1, to set forth agreements regarding registration rights and certain other rights as investors in the Company after consummation of such transactions (the “Closing”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

DEFINITIONS

Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Company: (a) would be required to be made in any Registration Statement filed with the SEC or any Canadian Preliminary Prospectus or Canadian Prospectus filed with any Canadian Securities Authority so that, in the case of a Registration Statement, such Registration Statement, from and after its effective date, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of a Canadian Preliminary Prospectus or Canadian Prospectus, so that such Canadian Preliminary Prospectus or Canadian Prospectus contains full, true and plain disclosure of all material facts relating to the securities distributed thereunder and does not contain a misrepresentation; (b) would not be required to be made at such time but for the filing, effectiveness or continued use of such Registration Statement or the filing of such Canadian Preliminary Prospectus or Canadian Prospectus; and (c) the Company has a bona fide business purpose for not disclosing publicly.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly, controls, is controlled by or is under common control with such Person; provided, however, that, the Company and its Subsidiaries shall not be deemed to be an Affiliate of the Investors. The term “control” (including the terms “controlled by” and “under common control with”) as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise to control such Person within the meaning of such term as used in Rule 405 under the Securities Act. “Controlled” and “controlling” have meanings correlative to the foregoing.

“Aggregate Offering Price” means the aggregate offering price of Registrable Securities in any offering, calculated based upon the Fair Market Value of the Registrable Securities as of the date that the applicable Demand Registration Request or Shelf Takedown Notice is delivered without any deduction for anticipated expenses or underwriter’s discounts and commissions.

“Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented, restated or modified.

“Automatic Demand Registration” shall have the meaning set forth in Section 2.1(a)(ii).

“Board” means the board of directors of the Company as constituted from time to time.

“Bought Deal” means an underwritten Public Offering made on a “bought deal” basis in one or more Canadian provinces or territories pursuant to which an underwriter has committed to purchase securities of the Company in a “bought deal” letter prior to the filing of a prospectus under Canadian Securities Laws.

“Business Day” means any day other than a Saturday, Sunday, a day on which banking institutions in New York City or the City of Montréal are authorized or required by law to be closed or a day on which the New York Stock Exchange, the NASDAQ Stock Market or the Toronto Stock Exchange is closed for trading.

“Canadian Base Shelf Prospectus” shall have the meaning set forth in Section 2.2(h)(i).

“Canadian LP” shall have the meaning set forth in the preamble.

“Canadian Preliminary Prospectus” means a preliminary prospectus in respect of Common Shares or other securities which (unless the context requires otherwise) has been filed with and a receipt issued therefor by the applicable Canadian Securities Authorities, including, without limitation all amendments and all supplements thereto and all documents incorporated or deemed to be incorporated by reference therein and includes, as applicable, a Preliminary Canadian Base Shelf Prospectus.

“Canadian Prospectus” means a final prospectus in respect of Common Shares or other securities which (unless the context requires otherwise) has been filed with and a receipt issued therefor by the applicable Canadian Securities Authorities, including, without limitation all amendments and all supplements thereto and all documents incorporated or deemed to be incorporated by reference therein, and includes, as applicable, a Canadian Base Shelf Prospectus and a Canadian Shelf Supplement.

“Canadian Securities Authorities” means the securities commissions or securities regulatory authorities in each of the provinces and territories of Canada.

“Canadian Securities Laws” means the securities Laws of each of the provinces and territories of Canada, the forms and disclosure requirements made or promulgated under those Laws and companion policies of or administered by the Canadian Securities Authorities, and applicable discretionary rulings, blanket orders or orders issued by the Canadian Securities Authorities pursuant to such Laws and policy statements, all as amended and in effect from time to time.

“Canadian Shelf Registration Request” shall have the meaning set forth in Section 2.2(h)(i).

“Canadian Shelf Supplement” shall have the meaning set forth in Section 2.2(h)(iii).

“Canadian Shelf Takedown Notice” shall have the meaning set forth in Section 2.2(h)(i).

“Catch-Up Sale” means a Transfer, as designated by Polaris, by the Polaris Investors to any Person (other than any Affiliate of such Polaris Investors or to the Meteor Investors) of up to a number of Common Shares equal to the number of Common Shares distributed by the Meteor Investors pursuant to the Permitted Exceptions, in each case, from time to time and in the aggregate.

“Chosen Courts” shall have the meaning set forth in Section 6.4(b).

“Closing” shall have the meaning set forth in the preamble.

“Closing Date” shall have the meaning set forth in the Integration Agreement.

“Common Shares” means Class A common shares of the Company, Class B common shares of the Company or Class C limited voting shares and Class C fully voting shares of the Company as the context requires in accordance with the Governing Documents.

“Company Indemnitee” shall have the meaning set forth in Section 2.9(e).

“CUSIP” means the Committee on Uniform Securities Identification Procedures.

“Demand Canadian Preliminary Prospectus” shall have the meaning set forth in Section 2.1(a).

“Demand Canadian Prospectus” shall have the meaning set forth in Section 2.1(c).

“Demand Notice” shall have the meaning set forth in Section 2.1(a)(i).

“Demand Registration” shall have the meaning set forth in Section 2.1(a)(i).

“Demand Registration Request” shall have the meaning set forth in Section 2.1(a)(i).

“Demand Registration Statement” shall have the meaning set forth in Section 2.1(a)(i).

“Demand Suspension” shall have the meaning set forth in Section 2.1(f).

“Exchange” or “exchange” shall have the meaning set forth in Section 4.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Exchange Amount” shall have the meaning set forth in Section 4.1.

“Exchange Notice” shall have the meaning set forth in Section 4.1.

“Exchangeable Units” shall have the meaning set forth in the recitals.

“Fair Market Value” means, with respect to any Registrable Securities as of any applicable date of determination, the volume weighted average trading price calculated for the five (5) trading days immediately preceding the date of determination as reported on the stock exchange or securities market on which the highest aggregate number of Registrable Securities have been traded for the twelve month period immediately preceding the date of determination.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Authority” means any United States, Canada or foreign government, any state, provincial, territorial or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any member of the Canadian Securities Authorities, the SEC, any securities exchange on which any Common Shares or other securities are listed or posted for trading, or any other authority, agency, department, board, commission, foreign governmental or non-governmental self-regulatory organization, or instrumentality of Canada or the United States, any province or territory of Canada, State of the United States or any political subdivision thereof or any foreign jurisdiction, and any court, tribunal or arbitrator(s) of competent jurisdiction.

“Governing Documents” means the articles and notice of articles or other equivalent organizational or governing documents of the Company.

“Holders” means the Meteor Holders and the Polaris Holders.

“IIROC” means the Investment Industry Regulatory Organization of Canada.

“Integration Agreement” shall have the meaning set forth in the preamble.

“Investor Rights Agreement” means, as the context requires, (i) that certain Investor Rights Agreement, dated as of the date hereof, by and between the Company and Polaris or (ii) that certain Investor Rights Agreement, dated as of the date hereof, by and between the Company and Meteor, in each case, as from time to time amended.

“Investors” means the Meteor Investors and the Polaris Investors.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of the Registrable Securities.

“Law” with respect to any Person, means (a) all provisions of all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to such Person or any of its assets or property or to which such Person or any of its assets or property is subject, and (b) all judgments, injunctions, orders and decrees of any Governmental Authority in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

“Lock-Up Period” means the period commencing on the Closing Date and ending on the date that is six (6) months following the Closing Date.

“Loss” shall have the meaning set forth in Section 2.9(a).

“marketing materials” shall have the meaning set forth in NI 41-101.

“Maximum Tag Amount” means, with respect to the Tagging Investor, at the time of determination, the product of (a) a number, expressed as a percentage, the numerator of which is the number of Common Shares proposed to be Transferred by the Selling Investor (as if there were to be no participation by a Tagging Investor), and the denominator of which is the total number of Common Shares owned by the Selling Investor, multiplied by (b) the total number of Common Shares owned by the Tagging Investor.

“Meteor Holders” means Meteor and their respective Affiliates that hold Registrable Securities (such persons being deemed for purposes of this definition to hold Registerable Securities issuable upon exercise, conversion or exchange of any security that is (or with the passage of time will be) exercisable for, convertible into or exchangeable for, as of any such date of determination, Registrable Securities without payment to the Company of any additional consideration, including the Exchangeable Units).

“Meteor Investors” means Meteor and its respective Affiliates that hold Share Equivalents.

“MHR 1996 Vintage Fund” means, collectively, MHR Institutional Partners LP, MHRA LP and MHRM LP.

“NI 41-101” means National Instrument 41-101 General Prospectus Requirements.

“NI 44-101” means National Instrument 44-101 Short Form Prospectus Distributions.

“NI 44-102” means National Instrument 44-102 Shelf Distributions.

“Partnership Agreement” means the Amended and Restated Limited Partnership Agreement of Canadian LP, dated as of the date hereof, by and among the Company, Rover, each other limited partner admitted to Canadian LP in accordance with the terms thereof and, solely for purposes of Section 3.22 thereof, Polaris.

“Participation Conditions” shall have the meaning set forth in Section 2.2(e)(ii).

“Permitted Exceptions” means a distribution by the person in MHR 1996 Vintage Fund to their respective direct or indirect interest holders of up to 2,634,891 Common Shares in the aggregate as appropriately adjusted for any stock dividend, stock split, reverse stock split, combination, reclassification, exchange or other similar recapitalization; provided such distribution is in compliance with the terms and conditions of the Governing Documents.

“Person” means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, limited liability company, Governmental Authority or any other entity or organization of whatever nature and shall include any successor (by merger or otherwise) of such entity or organization.

“Piggyback Notice” shall have the meaning set forth in Section 2.3(a).

“Piggyback Registration” shall have the meaning set forth in Section 2.3(a).

“Polaris Holders” means Polaris and Rover and their respective Affiliates that hold Registrable Securities (such persons being deemed for purposes of this definition to hold Registerable Securities issuable upon exercise, conversion or exchange of any security that is (or with the passage of time will be) exercisable for, convertible into or exchangeable for, as of any applicable date of determination, Registrable Securities without payment to the Company of any additional consideration, including the Exchangeable Units).

“Polaris Investors” means Polaris and Rover and their respective Affiliates that hold Share Equivalents.

“Potential Takedown Participant” shall have the meaning set forth in Section 2.2(e)(ii).

“Public Offering” means the offer and sale of Registrable Securities for cash pursuant to (a) an effective Registration Statement under the Securities Act (other than a Registration Statement on Form S-4, Form F-4 or Form S-8 or any successor form), (b) a Canadian Prospectus or (c) a combination of (a) and (b) above.

“Registrable Securities” means all Common Shares held by each Holder, as well as any Common Share or other securities issued as (or issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement generally of, such Common Share, including, without limitation, Common Shares issued in exchange for Exchangeable Units; provided, that any particular Registrable Securities shall cease to be Registrable Securities when (a) (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement or (ii) such securities shall have been qualified for distribution under applicable Canadian Securities Laws in any province or territory of Canada pursuant to the filing with the applicable Canadian Securities Authorities of a Canadian Prospectus and the issuance of a receipt therefor, and such securities shall have been disposed of thereunder, (b) such securities shall have been Transferred pursuant to Rule 144, (c) both (i) such Holder is able to immediately sell such securities under Rule 144 without any restrictions on transfer (including without application of paragraphs (c), (d), (e), (f) and (h) of Rule 144), as reasonably determined by the Holder, and (ii) the trade of such securities by such Holder in Canada would not constitute a “distribution” as such term is defined under applicable Canadian Securities Laws that is a “control distribution” as such term is defined in National Instrument 45-102 Resale of Securities, (d) each of (i) such securities have been otherwise transferred in a transaction that constitutes a sale thereof under the Securities Act, (ii) the Company has delivered to the Holder’s transferee a new certificate or other evidence of ownership for such shares not bearing the Securities Act restricted stock legend, and (iii) such shares may be resold or otherwise transferred by such transferee without subsequent registration under the Securities Act including pursuant to Rule 144 without any restriction on transfer including without application of paragraphs (b), (d), (e), (f) and (h) of Rule 144, or (e) such securities shall have ceased to be outstanding.

“Registration” means (a) a registration under the Securities Act of the offer and sale to the public of any Registrable Securities under a Registration Statement, (b) the qualification of any Registrable Securities for distribution under applicable Canadian Securities Laws in any provinces or territories of Canada by way of a Canadian Prospectus, or (c) a combination of (a) and (b) above. The terms “register”, “registered” and “registering” shall have correlative meanings.

“Registration Expenses” shall have the meaning set forth in Section 2.8(a)(xi).

“Registration Statement” means any registration statement of the Company filed with, or to be filed with, the SEC under the Securities Act, including the related U.S. Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement other than a registration statement (and related U.S. Prospectus) filed on Form S-4, Form F-4 or Form S-8 or any successor form thereto.

“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

“Rule 144” means Rule 144 under the Securities Act (or any successor rule).

“SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Secondary Indemnitors” shall have the meaning set forth in Section 2.9(e).

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Securities Authorities” means the SEC and the Canadian Securities Authorities or applicable securities authorities of any other jurisdiction.

“Selling Holder Information” shall have the meaning set forth in Section 2.9(a).

“Selling Investor” shall have the meaning set forth in Section 3.1.

“Share Equivalents” means (a) Common Shares, and (b) the Common Shares issuable upon exercise, conversion or exchange of any security that is (or with the passage of time will be) exercisable for, convertible into or exchangeable for, as of any applicable date of determination, Common Shares without payment to the Company of any additional cash consideration, and including all Common Shares issuable (or that with the passage of time will be issuable) in exchange for the Exchangeable Units.

“Shelf Takedown Notice” means a Canadian Shelf Takedown Notice or a U.S. Shelf Takedown Notice.

“Specially Designated Director” shall have the meaning ascribed to such term in the Company’s Articles.

“Subsidiary” means, with respect to any Person, any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which such Person (or another Subsidiary of such Person) holds shares, stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding shares, stock or ownership interests of such entity, (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding shares, stock or ownership interests upon a liquidation or dissolution of such entity or (c) a general or managing partnership interest in such entity.

“Tag-Along Acceptance” shall have the meaning set forth in Section 3.2.

“Tag-Along Maximum Amount” shall have the meaning set forth in Section 3.1.

“Tag-Along Notice” shall have the meaning set forth in Section 3.1.

“Tag-Along Sale” shall have the meaning set forth in Section 3.1.

“Tag-Along Sale Closing Date” shall have the meaning set forth in Section 3.1.

“Tag-Along Transfer Amount” shall have the meaning set forth in Section 3.1.

“Tagging Investor” shall have the meaning set forth in Section 3.1.

“Transfer” means, with respect to any Common Shares, and the beneficial interest therein, a direct or indirect transfer, sale, or exchange thereof, including the grant of an option or right to acquire Common Shares (but for the avoidance of doubt, excluding any bona fide pledge, encumbrance or hypothecation or similar transaction and any foreclosure or sale pursuant thereto upon a default on the underlying obligation), whether directly or indirectly, whether voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. “Transferred” shall have a correlative meaning.

“Underwritten Pro Rata Portion” means, with respect to each Holder requesting that its shares be registered or sold in an Underwritten Public Offering, a number of such shares equal to the aggregate number of Registrable Securities to be registered or sold (excluding any shares to be registered or sold for the account of the Company) multiplied by a fraction, the numerator of which is the aggregate number of Registrable Securities held by such Holder, and the denominator of which is the aggregate number of Registrable Securities held by all Holders requesting that their Registrable Securities be registered or sold (such Holders being deemed for purposes of this definition to hold Registerable Securities issuable upon exercise, conversion or exchange of any security that is exercisable for, convertible into or exchangeable for, as of any applicable date of determination, Registrable Securities without payment to the Company of any additional cash consideration, including all Common Shares issuable (or that prior to the effective date of the applicable registration statement with the passage of time will be so issuable) in exchange for the Exchangeable Units).

“Underwritten Public Offering” means an underwritten Public Offering, including any bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

“Underwritten U.S. Shelf Takedown” means an Underwritten Public Offering pursuant to an effective U.S. Shelf Registration Statement.

“U.S. Prospectus” means (i) the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments and supplements, and all other material incorporated by reference in such prospectus, and (ii) any Issuer Free Writing Prospectus.

“U.S. Shelf Period” shall have the meaning set forth in Section 2.2(c).

“U.S. Shelf Registration” shall have the meaning set forth in Section 2.2(a).

“U.S. Shelf Registration Notice” shall have the meaning set forth in Section 2.2(b).

“U.S. Shelf Registration Request” shall have the meaning set forth in Section 2.2(a).

“U.S. Shelf Registration Statement” shall have the meaning set forth in Section 2.1(b)(i).

“U.S. Shelf Suspension” shall have the meaning set forth in Section 2.2(d).

“U.S. Shelf Takedown Notice” shall have the meaning set forth in Section 2.2(e)(ii).

“U.S. Shelf Takedown Request” shall have the meaning set forth in Section 2.2(e)(i).

“Wholly-Owned Affiliate” means, with respect to any Person, any Affiliate of such Person all of the equity interests of which are directly or indirectly beneficially owned by that same Person.

“WKSI” means any Securities Act registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.

REGISTRATION RIGHTS

Demand Registration.

Request for Demand Registration.

At any time following the Closing Date (A) Polaris on behalf of the Polaris Holders (in such capacity, the “Polaris Requesting Holder”), and (B) Meteor on behalf of the Meteor Holders (in such capacity the “Meteor Requesting Holder”, and together with the Polaris Requesting Holder, the “Requesting Holders”) shall have the right to make a written request from time to time (a “Demand Registration Request”) to the Company for Registration of all or part of the Registrable Securities held by such Holders (such Holders being deemed for purposes of this Article II to hold Registerable Securities issuable (or with the passage of time will be so issuable) upon exercise, conversion or exchange of any security that is exercisable for, convertible into or exchangeable for, as of any applicable date of determination, Registrable Securities without payment to the Company of any additional cash consideration, and including all Common Shares issuable (or that with the passage of time will be issuable) in exchange for the Exchangeable Units); provided, the Company shall not be required to effect more than two Demand Registration Requests initially delivered by the Polaris Requesting Holder or two Demand Registration Requests initially delivered by the Meteor Requesting Holder pursuant to this Section 2.1. Any such Registration pursuant to a Demand Registration Request or the Automatic Demand Registration (as defined below) shall hereinafter be referred to as a “Demand Registration.” Each Demand Registration Request shall specify (A) the aggregate amount of Registrable Securities held by applicable Holders to be registered, (B) the intended method or methods of disposition thereof, including whether it is intended to be an Underwritten Public Offering and (C) the jurisdiction(s) in which the Registration is to take place. Upon receipt of a Demand Registration Request and, subject to Section 2.1(a)(ii), in connection with the Automatic Demand Registration, the Company shall as promptly as practicable: (y) file a Registration Statement or Canadian Prospectus (a “Demand Registration Statement”) relating to such Demand Registration, and use its reasonable best efforts to cause such Demand Registration Statement to be promptly filed, declared effective under, and obtain issuance receipts with respect to, as may be reasonably requested by any Holder whose securities are to be included in such sale under: (A) the Securities Act and (B) the applicable Canadian Securities Authorities; and/or (z) file a Canadian Preliminary Prospectus (a “Demand Canadian Preliminary Prospectus”) and a Canadian Prospectus (a “Demand Canadian Prospectus”) relating to such Demand Registration, with the applicable Canadian Securities Authorities and use its reasonable best efforts to secure the issuance of a receipt therefor, including, if necessary or useful, in reliance upon the post-receipt pricing procedures under National Instrument 44-103 Post-Receipt Pricing.

(ii)           Automatic Demand Registration. As promptly as practicable following the Closing Date, (a) the Company shall use its reasonable best efforts to file a Demand Registration Statement for the Registration of all or part of the Registrable Securities held by the Holders to enable the offering, sale and distribution of the related Registrable Securities in accordance with the intended method of distribution thereof as expeditiously as reasonably practicable (the “Automatic Demand Registration”); provided, however, that such Demand Registration Statement related to the Automatic Demand Registration (x) shall not be made effective prior to the expiration of the Lock-Up Period, and (y) shall not, for purposes of Section 2.1(a)(i), be deemed to be effected pursuant to a Demand Registration Request delivered by either Polaris or Meteor. Unless a Holder provides written notice to the Company within 30 Business Days following the Closing Date, the Demand Registration Statement related to the Automatic Demand Registration shall cover the Registration of all of the Registrable Securities held by such Holder and enable offers and sales utilizing the methods of distributions and in the jurisdictions substantially in the form of Annex A hereto, with such changes as may be agreed by the Holders and the Company.

Limitation on Demand Registrations.

(i)             Limitation on U.S. Demand Registrations.  The Company shall not be obligated to take any action to effect any Demand Registration under the Securities Act in the United States by a Requesting Holder (i) if the Company qualifies for the use of Form S-3 or Form F-3, or Form F-10 under the Multijurisdictional Disclosure System, promulgated under the Securities Act or any successor form thereto to file a “shelf’ Registration Statement with the SEC pursuant to Rule 415 under the Securities Act or, in the case of Form F-10, under applicable Canadian shelf prospectus rules (a “U.S. Shelf Registration Statement”), has filed such a U.S. Shelf Registration Statement that has become effective, and such U.S. Shelf Registration Statement is then available for use by the Requesting Holder pursuant to Section 2.2, (ii) if within the preceding 90 days an Underwritten U.S. Shelf Takedown was consummated, or (iii) unless the Aggregate Offering Price of the Registrable Securities subject to the Demand Registration Request is reasonably expected to be at least $35,000,000 (unless the Requesting Holder is proposing to sell all of its remaining Registrable Securities); provided, however, the limitations specified in this Section 2.1(b)(i) shall not apply to the Automatic Demand Registration.

(ii)            Limitations of Canadian Demand Registrations. The Company shall not be obligated to take any action to effect a Demand Registration under the applicable Canadian Securities Laws by a Requesting Holder (i) if the Company is then eligible to use the Canadian “short form” prospectus and shelf prospectus rules qualifying for distributions of the Registrable Securities to the public, has filed a Canadian shelf prospectus under such rules and obtained a final receipt therefor in each of the provinces and territories of Canada in conformity with the Canadian Securities Laws, and such Canadian shelf prospectus is then available for use by the Requesting Holder to sell pursuant to Section 2.2, (ii) if within the preceding 90 days a receipt was issued for a Demand Canadian Prospectus (or a Canadian Shelf Supplement was filed with the applicable Canadian Securities Authorities pursuant to Section 2.2(h)(iii)) which qualifies for distribution to the public all of the Registrable Securities which the Requesting Holder has requested to be Registered in its Demand Registration Request and such Demand Canadian Prospectus (including such a Canadian Shelf Supplement, if applicable) is then available for use by the Requesting Holder to sell such Registrable Securities in each of the province and territories specified therein, or (iii) unless the Aggregate Offering Price of the Registrable Securities subject to the Demand Registration Request is reasonably expected to be at least $35,000,000 (unless the Requesting Holder is proposing to sell all of its remaining Registrable Securities); provided, however, the limitations specified in this Section 2.1(b)(ii) shall not apply to the Automatic Demand Registration.

(iii)            Maximum Number of Underwritten Public Offerings. The Company shall not be obligated to take any action to effect more than six Underwritten Public Offerings (in the aggregate), three of which may be initially requested by Meteor and three of which may be initially requested by Polaris. Underwritten Public Offerings effected pursuant to the Automatic Demand Registration shall count as an Underwritten Public Offering with respect to each Holder that includes Registrable Securities in such Underwritten Public Offering (i.e., if each of Meteor and Polaris includes Registrable Securities in any such Underwritten Public Offering, each of Meteor and Polaris will be deemed to have initially requested such Underwritten Public Offering). If Meteor or Polaris request an Underwritten Public Offering that requires both a Registration Statement and a Canadian Prospectus in order to enable an Underwritten Public Offering to be made in the U.S. and Canada, in compliance with the applicable securities laws in the U.S. and Canada, such Underwritten Public Offering will be deemed to be one Underwritten Public Offering.

Demand Notice. Promptly upon receipt of a Demand Registration Request pursuant to Section 2.1 (but in no event more than two Business Days thereafter), the Company shall deliver a written notice (a “Demand Notice”) of any such Demand Registration Request to all other Holders and the Demand Notice shall offer each such Holder the opportunity to include in the Demand Registration that number of Registrable Securities as each such Holder may request in writing. Subject to Section 2.1(g), the Company shall include in the Demand Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days after the date that the Demand Notice was delivered.

Demand Withdrawal. The Requesting Holder may withdraw all or any portion of their Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the Demand Registration Statement or the filing of the Demand Canadian Prospectus, as applicable. Upon receipt of a notice to such effect with respect to all of the Registrable Securities included by the applicable Requesting Holder in such Demand Registration, the Company shall cease all efforts to pursue or consummate such Demand Registration.

Effective Registration. The Company shall

use reasonable best efforts to cause any Demand Registration Statement to become effective and remain effective for not less than 180 days (or such shorter period as will terminate when all Registrable Securities covered by such Demand Registration Statement have been sold or withdrawn), or, if such Demand Registration Statement relates to an Underwritten Public Offering, such longer period as in the opinion of counsel for the underwriter or underwriters a U.S. Prospectus is required by Law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; provided, however, if such Demand Registration Statement is a shelf resale registration statement, the Company shall use its reasonable best efforts to keep such registration statement continually effective under the Securities Act in order to permit the U.S. Prospectus forming part of the registration statement to be usable by Holders until the date as of which all Registrable Securities have been sold (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder) or, in the case of the Automatic Demand Registration, until such time as the Company has filed a U.S. Shelf Registration Statement that has become effective registering all of the Registrable Securities that remained registered on the Automatic Demand Registration Statement at such time (unless a Holder provides written notice to the Company within 11 months following the Closing Date that such U.S. Shelf Registration Statement shall cover a different number of the Holder’s Registrable Securities), and such U.S. Shelf Registration Statement is then available for use by the Holders pursuant to Section 2.2; and

from the period beginning on the filing of any Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus until the completion of the distribution of the Registrable Securities covered by such Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus (or the closing date of the offering of such Registrable Securities thereunder, if later), comply with section 57 of the Securities Act (Ontario) and the comparable provisions of other applicable Canadian Securities Laws, and prepare and file promptly any prospectus or marketing material amendment which, in the opinion of the Company, acting reasonably, may be necessary or advisable, and will otherwise comply with all legal requirements and take all actions necessary to continue to qualify such Registrable Securities for distribution in the applicable provinces and territories of Canada for as long as may be necessary to complete the distribution of such Registrable Securities.

Delay in Filing; Suspension of Registration. If the Company determines in good faith that the filing, initial effectiveness or continued use of a Demand Registration Statement (including in connection with the Automatic Demand Registration) or the filing or continued use of a Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus (including pursuant to Section 2.2(h)) at any time (i) would materially and adversely impede, delay or interfere with any proposed material financing (other than, with respect to the Automatic Demand Registration, any proposed Underwritten Public Offering of securities to be sold for the account of the Company or any of its Subsidiaries), material acquisition, material corporate reorganization or other material transaction involving the Company or (ii) would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, as applicable, the Demand Registration Statement, Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus (a “Demand Suspension”); provided, however, that the Company shall not be permitted to exercise a Demand Suspension more than twice during any 12-month period and each such Demand Suspension may not exceed 60 days. In the case of a Demand Suspension, the Holders agree to suspend use of any applicable U.S. Prospectus, Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus in connection with any sale or purchase, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall, as promptly as practicable, notify the Holders in writing upon the termination of any Demand Suspension, amend or supplement any U.S. Prospectus, if necessary, so it does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, amend or supplement any Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus, if necessary, so that it contains full, true and plain disclosure of all material facts relating to the securities distributed thereunder and does not contain a misrepresentation or if required by applicable Canadian Securities Laws or as may reasonably be requested by the Holders whose Registrable Securities are covered by such Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus, and furnish to the Holders such numbers of copies of any U.S. Prospectus, Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend: (i) any Demand Registration Statement, if required by the registration form used by the Company for the Demand Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or (ii) any Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus, if required by Canadian Securities Laws or if requested by any Canadian Securities Authorities, or, in each case, as may reasonably be requested by the Holders whose Registrable Securities are included in such Demand Registration Statement, Demand Canadian Preliminary Prospectus or Demand Canadian Prospectus as applicable.

Priority of Securities Registered Pursuant to Demand Registrations. If the managing or lead underwriter or underwriters of a proposed Underwritten Public Offering of the Registrable Securities included in a Demand Registration advise the Company in writing that, in its or their opinion, the number of securities requested to be included in such Demand Registration exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be, in the case of any Demand Registration, first, allocated to each Holder that has requested to participate in such Demand Registration an amount equal to the lesser of (A) the number of such Registrable Securities requested to be registered or sold by such Holder, and (B) a number of such shares equal to such Holder’s Underwritten Pro Rata Portion, and second, and only if all the securities referred to in clause (i) have been included, the number of other securities proposed to be included therein by any other Persons (including securities to be sold for the account of the Company and/or other holders of Common Shares) that, in the opinion of such managing or lead underwriter or underwriters can be sold without having such adverse effect.

Resale Rights. In the event that a Holder requests to participate in a Demand Registration pursuant to this Section 2.1 in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by such Holder.

Lock-Up Period. Notwithstanding anything to the contrary in this Section 2.1, during the Lock-Up Period the Requesting Holder shall coordinate with the Company with respect to the timing of the effectiveness of the Demand Registration Statement; provided, however, that (a) the Company shall use its reasonable best efforts to effect such Demand Registration Statement and enable the offering, sale and distribution of the related Registrable Securities in accordance with the intended method of distribution thereof as expeditiously as reasonably practicable and (b) such Demand Registration Statement shall not be made effective prior to the expiration of the Lock-Up Period.

Shelf Registration.

Request for U.S. Shelf Registration.

At any time following the Lock-Up Period that the Company qualifies for the use of a U.S. Shelf Registration Statement, upon the written request by a Requesting Holder from time to time (a “U.S. Shelf Registration Request”), the Company shall promptly file a U.S. Shelf Registration Statement relating to the offer and sale of Registrable Securities as requested by such Requesting Holder from time to time in accordance with the methods of distribution elected by such Requesting Holder, and the Company shall use its reasonable best efforts to cause such U.S. Shelf Registration Statement to promptly become effective under the Securities Act. Any such Registration pursuant to a U.S. Shelf Registration Request shall hereinafter be referred to as a “U.S. Shelf Registration.”

If on the date of the U.S. Shelf Registration Request contemplating the filing of a U.S. Shelf Registration Statement, the Company is a WKSI, then the U.S. Shelf Registration Request may request Registration with the SEC of an unspecified amount of Registrable Securities to be sold by unspecified Holders. If on the date of the U.S. Shelf Registration Request, the Company is not a WKSI, then the U.S. Shelf Registration Request shall specify the aggregate amount of Registrable Securities to be registered. The Company shall provide to the Requesting Holders the information necessary to determine the Company’s status as a WKSI upon request.

U.S. Shelf Registration Notice. Promptly upon receipt of a U.S. Shelf Registration Request (but in no event more than three Business Days thereafter), the Company shall deliver a written notice (a “U.S. Shelf Registration Notice”) of any such request to all other Holders, which notice shall specify, if applicable, the amount of Registrable Securities to be registered, and the U.S. Shelf Registration Notice shall offer each such Holder the opportunity to include in the U.S. Shelf Registration that number of Registrable Securities as each such Holder may request in writing. The Company shall include in such U.S. Shelf Registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days (or such shorter period as may be reasonably requested in connection with an underwritten “block trade” provided such period is at least one Business Day) after the date that the U.S. Shelf Registration Notice has been delivered.

Continued Effectiveness of U.S. Shelf Registration Statement. The Company shall use its reasonable best efforts to keep any U.S. Shelf Registration Statement continuously effective under the Securities Act in order to permit the U.S. Prospectus forming part of the U.S. Shelf Registration Statement to be usable by Holders until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the U.S. Shelf Registration Statement as part of another Registration (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder); (ii) the date as of which no Holder holds Registrable Securities; and (iii) the Company no longer qualifies for the use of a U.S. Shelf Registration Statement (such period of effectiveness, the “U.S. Shelf Period”).

Suspension of U.S. Shelf Registration. If the Company determines in good faith that the continued use of such U.S. Shelf Registration Statement at any time (i) would materially and adversely impede, delay or interfere with any proposed material financing, material acquisition, material corporate reorganization or other material transaction involving the Company or (ii) would require the Company to make an Adverse Disclosure, the Company may, upon giving prompt written notice of such action to the Holders, suspend use of the U.S. Shelf Registration Statement (a “U.S. Shelf Suspension”); provided, however, that the Company shall not be permitted to exercise a U.S. Shelf Suspension more than twice during any 12-month period and each such U.S. Shelf Suspension may not exceed 60 days. In the case of a U.S. Shelf Suspension, the Holders agree to suspend use of the applicable U.S. Prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. The Company shall, as promptly as practicable, notify the Holders in writing upon the termination of any U.S. Shelf Suspension, amend or supplement the U.S. Prospectus, if necessary, so it does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and furnish to the Holders such numbers of copies of the U.S. Prospectus as so amended or supplemented as the Holders may reasonably request. The Company shall, if necessary, supplement or amend the U.S. Shelf Registration Statement, if required by the registration form used by the Company for the U.S. Shelf Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder.

U.S. Shelf Takedown.

At any time the Company has an effective U.S. Shelf Registration Statement with respect to a Holder’s Registrable Securities, by notice to the Company specifying the intended method or methods of disposition thereof, including whether it is intended to be an Underwritten U.S. Shelf Takedown, a Requesting Holder may make a written request (a “U.S. Shelf Takedown Request”) to the Company to effect a Public Offering, including an Underwritten U.S. Shelf Takedown, of all or a portion of such Registrable Securities that may be registered under such U.S. Shelf Registration Statement, and as soon as practicable the Company shall amend or supplement the U.S. Shelf Registration Statement as necessary for such purpose.

Promptly upon receipt of a U.S. Shelf Takedown Request (but in no event more than two Business Days thereafter) for any Underwritten U.S. Shelf Takedown, the Company shall deliver a notice (a “U.S. Shelf Takedown Notice”) to each other Holder with Registrable Securities covered by the applicable Registration Statement, or to all other Holders if such Registration Statement is undesignated (each a “Potential Takedown Participant”). The U.S. Shelf Takedown Notice shall offer each such Potential Takedown Participant the opportunity to include in any Underwritten U.S. Shelf Takedown such number of Registrable Securities as each such Potential Takedown Participant may request in writing. The Company shall include in the Underwritten U.S. Shelf Takedown all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 Business Days (or such shorter period as may be reasonably requested by such Requesting Holder in connection with an underwritten “block trade” provided such period is at least one Business Day) after the date that the U.S. Shelf Takedown Notice has been delivered. Any Potential Takedown Participant’s request to participate in an Underwritten U.S. Shelf Takedown shall be binding on the Potential Takedown Participant; provided that each such Potential Takedown Participant that elects to participate may condition its participation on the Underwritten U.S. Shelf Takedown being completed within 10 Business Days of its acceptance at a price per share (after giving effect to any underwriters’ discounts or commissions) to such Potential Takedown Participant of not less than ninety 90% (or such lesser percentage specified by such Potential Takedown Participant) of the closing price for the shares on their principal trading market on the Business Day immediately prior to such Potential Takedown Participant’s election to participate (the “Participation Conditions”). Notwithstanding the delivery of any U.S. Shelf Takedown Notice, but subject to the Participation Conditions (to the extent applicable), all determinations as to whether to complete any Underwritten U.S. Shelf Takedown and as to the timing, manner, price and other terms of any Underwritten U.S. Shelf Takedown contemplated by this Section 2.2(e) shall be determined by such Requesting Holder. Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect an Underwritten U.S. Shelf Takedown (i) unless the Aggregate Offering Price from such offering is reasonably expected to be at least $35,000,000 or (ii) more than (y) two times (in the aggregate) initially requested by Meteor and (z) two times (in the aggregate) initially requested by Polaris, in any 12-month period, respectively.

Priority of Securities Sold Pursuant to U.S. Shelf Takedowns. If the managing or lead underwriter or underwriters of a proposed Underwritten U.S. Shelf Takedown pursuant to Section 2.2(e) advise the Company in writing that, in its or their opinion, the number of securities requested to be included in the proposed Underwritten U.S. Shelf Takedown exceeds the number that can be sold in such Underwritten U.S. Shelf Takedown without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the number of Registrable Securities to be included in such offering shall be first, allocated to each Holder that has requested to participate in such Underwritten U.S. Shelf Takedown an amount equal to the lesser of (A) the number of such Registrable Securities requested to be registered or sold by such Holder, and (B) a number of such shares equal to such Holder’s Underwritten Pro Rata Portion, and second, and only if all the securities referred to in clause (i) have been included, the number of other securities proposed to be included therein by any other Persons (including securities to be sold for the account of the Company and/or other holders of Common Shares) that, in the opinion of such managing or lead underwriter or underwriters can be sold without having such adverse effect.

Resale Rights. In the event that a Holder elects to request a Registration pursuant to this Section 2.2 (including Section 2.2(h)), in connection with a distribution of Registrable Securities to its partners or members, the Registration shall provide for resale by such partners or members, if requested by such Holder.

Request for Canadian Shelf Registration.

Upon the written request of a Requesting Holder from time to time (a “Canadian Shelf Registration Request”), the Company shall promptly file with the applicable Canadian Securities Authorities, and use its reasonable best efforts to secure the issuance of a receipt for, a base shelf preliminary prospectus and base shelf (final) prospectus (the “Canadian Base Shelf Prospectus”), and maintain the availability thereof at all times, pursuant to the provisions of NI 44-102 and other applicable Canadian Securities Laws, to qualify the distribution of all of the Registrable Securities in each of the provinces and territories of Canada (or as otherwise determined by the requesting Holder in the Canadian Shelf Registration Request). In such event, the Company shall promptly (but in no event more than two Business Days after receipt of the Canadian Shelf Registration Request) send to each other Holder a notice (a “Canadian Shelf Takedown Notice”) advising of the receipt of the Canadian Shelf Registration Request.

In advance of the expiration of any Canadian Base Shelf Prospectus, except as otherwise jointly directed by Polaris and Meteor, the Company shall renew such Canadian Base Shelf Prospectus in accordance with this Section 2.2(h), such that the Company shall at all times have an effective Canadian Base Shelf Prospectus with enough capacity to allow the sale thereunder of all remaining Registrable Securities.

The Company shall satisfy any Demand Registration Request that is submitted pursuant to Section 2.1 at a time that a Canadian Base Shelf Prospectus is effective by filing a supplement to the Canadian Base Shelf Prospectus (a “Canadian Shelf Supplement”) with the applicable Canadian Securities Authorities in accordance with NI 44-102 as soon as practicable and in any event not later than three Business Days after the Demand Registration Request is received. Section 2.1 shall apply mutatis mutandis to any Demand Registration Request effected pursuant to this Section 2.2(h).

Piggyback Registration.

Participation. If the Company at any time (a) prior to the expiration of the Lock-Up Period proposes to file a Registration Statement that would become effective and/or a Canadian Preliminary Prospectus or a Canadian Prospectus in relation to which the receipt would be issued following the expiration of the Lock-Up Period or (b) following the expiration of the Lock-Up Period proposes to file a Registration Statement, Canadian Preliminary Prospectus or Canadian Prospectus, in either case, with respect to any offering of its equity securities for its own account or for the account of any Holder under the Securities Act, to qualify any of its equity securities for distribution for its own account or for the account of any Holder under applicable Canadian Securities Laws in any province or territory of Canada by way of a Canadian Prospectus or to otherwise conduct a Public Offering with respect to any offering of its equity securities for its own account or for the account of any other Person (other than (i) a Registration under Section 2.1 or 2.2, (ii) a Registration on Form S-4, Form F-4 or Form S-8 or any successor form to such forms, (iii) a Registration of securities solely relating to an offering and sale to employees or directors of the Company or its Subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement, (iv) a Registration of securities in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders in connection with an exchange of Exchangeable Units or (v) a Registration of securities other than Common Shares incidental to an issuance of debt securities), then, as soon as practicable (but in no event less than 10 Business Days prior to the proposed date of filing of such Registration Statement, Canadian Preliminary Prospectus, Canadian Prospectus or Canadian Shelf Supplement in respect of such offering or, in the case of a Public Offering under a U.S. Shelf Registration Statement, the anticipated pricing or trade date), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing or Public Offering to all Holders, and such Piggyback Notice shall offer the Holders the opportunity to register under any such Registration Statement or under any applicable Canadian Prospectus, or to include in such Public Offering, such number of Registrable Securities as each such Holder may request in writing (a “Piggyback Registration”). Subject to Section 2.3(c), the Company shall include in such Registration Statement, Canadian Preliminary Prospectus or other Canadian Prospectus or in such Public Offering, as applicable, all such Registrable Securities that are requested to be included therein within (other than as contemplated by Section 2.3(b)) five Business Days after the receipt by such Holder of any such notice; provided, however, that if at any time after giving written notice of its intention to register or sell any securities and prior to the effective date of the Registration Statement filed in connection with such Registration, the filing of a Canadian Prospectus in connection with such Registration, or the pricing or trade date of a Public Offering under a U.S. Shelf Registration Statement, the Company determines for any reason not to register or sell or to delay the Registration or sale of such securities, the Company shall give written notice of such determination to each Holder and, thereupon, (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such Registration or Public Offering (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holders entitled to request that such Registration or sale be effected as a Demand Registration under Section 2.1 (including pursuant to Section 2.2(h)(iii)) or an Underwritten U.S. Shelf Takedown under Section 2.2, as the case may be, and (ii) in the case of a determination to delay Registration or sale, in the absence of a request for a Demand Registration or an Underwritten U.S. Shelf Takedown, as the case may be, shall be permitted to delay registering or selling any Registrable Securities, for the same period as the delay in registering or selling such other securities. Any Holder shall have the right to withdraw all or part of its request for inclusion of its Registrable Securities in a Piggyback Registration by giving written notice to the Company of its request to withdraw prior to the effective date of the Registration Statement filed in connection with such Registration or the filing of a Canadian Prospectus in connection with such Registration.

Notice. If the Company receives a Bought Deal letter relating to an offering of the Company’s equity securities as contemplated by Section 2.3(a), the Company shall give the Holders such notice as is practicable under the circumstances given the speed and urgency with which Bought Deals are carried out in common market practice of their rights to participate thereunder and the Holders shall have, notwithstanding the timing otherwise contemplated by Section 2.3(a), at least 24 hours from the time the Company notifies them (in accordance with Section 2.3(a)) of such Bought Deal to provide the Piggyback Notice referred to in Section 2.3(a).

Priority of Piggyback Registration. If the managing or lead underwriter or underwriters of any proposed offering of Registrable Securities included in a Piggyback Registration advises the Company in writing that, in its or their opinion, the number of securities that such Holders and any other Persons intend to include in such offering exceeds the number that can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, then the securities to be included in such Registration shall be first, 100% of the securities that the Company proposes to sell,

second, and only if all the securities referred to in clause (i) have been included, the number of Registrable Securities that, in the opinion of such managing or lead underwriter or underwriters, can be sold without having such adverse effect, with such number to be allocated among the Holders that have requested to participate in such Registration based on an amount equal to the lesser of (x) the number of such Registrable Securities requested to be sold by such Holder, and (y) a number of such shares equal to such Holder’s Underwritten Pro Rata Portion, and third, and only if all of the Registrable Securities referred to in clause (ii) have been included in such Registration, any other securities eligible for inclusion in such Registration.

No Effect on Other Registrations. No Registration of Registrable Securities effected pursuant to a request under this Section 2.3 shall be deemed to have been effected pursuant to Section 2.1 and 2.2 or shall relieve the Company of its obligations under Section 2.1 and 2.2.

Lock-Up Agreements. In connection with each Registration or sale of Registrable Securities pursuant to Section 2.1, 2.2 or conducted in connection with an offering of the Company’s equity securities for its own account as contemplated in Section 2.3, in each case conducted as an Underwritten Public Offering, each Holder agrees, if requested, to become bound by and to execute and deliver such customary agreements, including a lock-up agreement with the underwriter(s) of such Underwritten Public Offering restricting such Holder’s right to (a) Transfer, directly or indirectly, any equity securities of the Company held by such Holder or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of such securities during the period commencing on the date of the final U.S. Prospectus and/or of the Canadian Prospectus relating to the Underwritten Public Offering and ending on the date specified by the underwriters (such period not to exceed 90 days plus such additional period as may be required by the Company or an underwriter to accommodate regulatory restrictions on the publication or other distribution of research reports and analyst recommendations and opinions, if applicable, and take all such other customary actions as the managing or lead underwriter(s) of such Underwritten Public Offering reasonably requests in order to expedite or facilitate the disposition of the securities in the Registration. The terms of such lock-up agreements shall be negotiated among the Holders, the Company and the underwriters and shall include customary carve-outs from the restrictions on Transfer set forth therein and be on the same terms and conditions for, and apply to, all Holders and all officers and directors of the Company holding Registrable Securities.

Registration Procedures.

Requirements. In connection with the Company’s obligations under Section 2.1 to 2.4, the Company shall use its reasonable best efforts to effect such Registration and to permit the offering, sale and distribution of such Registrable Securities in accordance with the intended method or methods of distribution thereof as expeditiously as reasonably practicable, and in connection therewith the Company shall:

as promptly as practicable prepare the required Registration Statement and U.S. Prospectus and/or Canadian Preliminary Prospectus and Canadian Prospectus including all exhibits, financial statements and ancillary materials (including all required French translations, including of documents incorporated by reference into the Canadian Preliminary Prospectus and Canadian Prospectus) required under the Securities Act or Canadian Securities Laws to be filed therewith, and, before filing a Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or any amendments or supplements thereto, furnish to the underwriters, if any, and to the Holders of the Registrable Securities covered by such Registration Statement or U.S. Prospectus, if any, or a Canadian Preliminary Prospectus or Canadian Prospectus, copies of all documents prepared to be filed, and any amendments or supplements thereto, which documents shall be subject to the review of such underwriters and such Holders and their respective counsel, and consider in good faith any changes in such documents concerning the Holders prior to the filing thereof as such Holders, or their counsel, may reasonably request and, in the case of a Demand Registration, insert therein such material furnished to the Company in writing, which in the reasonable judgment of the Holder(s) should be included;

prepare and file with the applicable Securities Authorities such amendments and post-effective amendments to the Registration Statement, such supplements to the U.S. Prospectus and such amendments and supplements to the Canadian Preliminary Prospectus and Canadian Prospectus as may be necessary to keep such Registration Statement or Canadian Prospectus effective for the period of time required by this Agreement or to continue to qualify such Registrable Securities for distribution as required by this Agreement, and comply with provisions of the applicable securities Laws with respect to the sale or other disposition of all securities covered by such Registration during such period in accordance with the intended method or methods of disposition by the sellers thereof and consider in good faith any request for such amendments or supplements as may be reasonably requested by any Holder with Registrable Securities covered by such Registration (to the extent such request relates to information relating to such Holder);

notify the participating Holders and the managing or lead underwriter or underwriters, if any, and (if requested) confirm such notice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company, when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus, or any amendment or supplement thereto, has been filed (and, in the case of a Canadian Preliminary Prospectus and Canadian Prospectus, when a receipt has been issued therefor), of any written comments by the Securities Authorities, or any request by the Securities Authorities or other governmental authority in any jurisdiction for amendments or supplements to any such Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus or to any marketing materials, or for additional information (whether before or after the effective date of the Registration Statement or date of receipt for the Canadian Preliminary Prospectus or Canadian Prospectus) or any other correspondence with the Securities Authorities relating to, or which may affect, the Registration, of the issuance by the Securities Authorities of any stop order suspending the effectiveness of such Registration Statement or any order by the Securities Authorities or any other regulatory authority preventing or suspending the use of any preliminary or final U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials, or the initiation or threatening of any proceedings for such purposes, and of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering, sale or distribution in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

promptly notify each selling Holder and the managing or lead underwriter or underwriters, if any, when the Company becomes aware of the happening of any event as a result of which any applicable Registration Statement or the U.S. Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such U.S. Prospectus or any preliminary U.S. Prospectus, in light of the circumstances under which they were made) not misleading or as a result of which any Canadian Preliminary Prospectus or Canadian Prospectus or marketing materials would contain a misrepresentation or any Canadian Preliminary Prospectus or Canadian Prospectus would not contain full, true and plain disclosure of all material facts relating to the securities distributed, when any Issuer Free Writing Prospectus includes any material information that conflicts with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement any such Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials in order to comply with the Securities Act or Canadian Securities Laws, and, as promptly as reasonably practicable thereafter, prepare and file with the SEC and/or the applicable Canadian Securities Authority, and furnish without charge to the selling Holders and the managing or lead underwriter or underwriters, if any, an amendment or supplement to such Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials which shall correct such misstatement or omission or effect such compliance;

to the extent the Company is eligible under the relevant provisions of Rule 430B under the Securities Act, if the Company files any U.S. Shelf Registration Statement, the Company shall include in such U.S. Shelf Registration Statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such U.S. Shelf Registration Statement at a later time through the filing of a U.S. Prospectus supplement rather than a post-effective amendment;

use its reasonable best efforts to prevent, or obtain the withdrawal of, any stop order or other order or notice preventing or suspending the use of any preliminary or final U.S. Prospectus or of any Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials;

consider in good faith such information as the managing or lead underwriter or underwriters and the selling Holders agree should be included in a U.S. Prospectus supplement, Issuer Free Writing Prospectus or post-effective amendment relating to the plan of distribution with respect to such Registrable Securities;

furnish to each selling Holder and each underwriter, if any, without charge, as many conformed copies as such Holder or underwriter may reasonably request of any applicable Registration Statement, U.S. Prospectus (including each preliminary U.S. Prospectus), Canadian Preliminary Prospectus or Canadian Prospectus and any amendment or post-effective amendment or supplement thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in order to facilitate the disposition of the Registrable Securities by each such Holder or underwriter (it being understood that the Company shall consent to the use of such U.S. Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering, sale or distribution of the Registrable Securities covered by such U.S. Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus or any amendment or supplement thereto);

on or prior to the date on which any applicable Registration Statement becomes effective or any applicable Canadian Prospectus is filed, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders, the managing or lead underwriter or underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” Laws of each state as any such selling Holder or managing or lead underwriter or underwriters, if any, or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 2.1 or Section 2.2, as applicable, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

cooperate with the selling Holders and the managing or lead underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and enable such Registrable Securities to be in such denominations and registered in such names as the managing or lead underwriters may reasonably request prior to any sale of Registrable Securities to the underwriters provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System or with CDS Clearing and Depository Services Inc., as applicable;

use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

not later than the effective date of any applicable Registration Statement or the filing of any applicable Canadian Prospectus, provide a CUSIP number for all Registrable Securities and, as applicable, provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System, or with CDS Clearing and Depository Services Inc., as applicable;

make such representations and warranties to the Holders of which Registrable Securities are being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in public offerings similar to the offering then being undertaken;

enter into such customary agreements (including underwriting and indemnification agreements) and take all such other customary actions as the selling Holders or the managing or lead underwriter or underwriters, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

obtain for delivery to the Holders of Registrable Securities being registered and to the managing or lead underwriter or underwriters, an opinion or opinions from counsel for the Company dated the date of the closing under the underwriting agreement or for such offering and, if a Canadian Preliminary Prospectus or Canadian Prospectus is filed in Quebec, opinions from Quebec counsel to the Company and the auditors of the Company relating to the translation of the Canadian Preliminary Prospectus and Canadian Prospectus dated the respective dates of the Canadian Preliminary Prospectus and Canadian Prospectus; and in each case, required to be included in the Registration Statement or in form and substance as is customarily given in opinions of outside counsel to the Company to underwriters in Underwritten Public Offerings;

in the case of an Underwritten Public Offering, obtain for delivery to the Company and the managing or lead underwriter or underwriters, with copies to the Holders included in such Registration or sale, a comfort letter from the Company’s independent certified public accountants or independent auditors (and, if necessary, any other independent certified public accountants or independent auditors of any Subsidiary of the Company or any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement or Canadian Prospectus) in customary form and covering such matters of the type customarily covered by comfort letters as the managing or lead underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

cooperate with each seller of Registrable Securities and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or IIROC;

use its reasonable best efforts to comply with all applicable securities Laws and, if a Registration Statement was filed, make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration;

use its reasonable best efforts to cause all Registrable Securities covered by such Registration to be listed on each securities exchange on which the Common Shares (excluding the Class C shares) are then listed or quoted and on each inter-dealer quotation system on which the Common Shares (excluding the Class C shares) are then quoted;

make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the selling Holders, by any underwriter participating in any Registration and by any attorney, accountant or other agent retained by such Holders or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of the Company reasonably requested by such Holder or underwriter, and cause all of the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements to make themselves available for customary due diligence, including pre-filing and bring down due diligence sessions, and to supply all information reasonably requested by any such Person in connection with such Registration, subject to entry by each such Person into a customary confidentiality agreement in a form reasonably acceptable to the Company;

in the case of an Underwritten Public Offering, cause the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing or lead underwriter or underwriters in any such offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

take no direct or indirect action prohibited by Regulation M under the Exchange Act;

take all reasonable action to:

ensure that any Issuer Free Writing Prospectus utilized in connection with such Registration complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related U.S. Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

ensure that any marketing materials to be provided in connection with such Registration comply with Canadian Securities Laws and approve in writing all such marketing materials (including as may be reasonably required by any managing or lead underwriter or underwriters) and file such marketing materials to the extent required for the use of such marketing materials under applicable Canadian Securities Laws;

use its reasonable best efforts to take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement.

Company Information Requests. The Company may require each seller of Registrable Securities as to which any Registration or sale is being effected to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing and which is required by applicable Securities Laws. As promptly as practicable following a Holder obtaining actual knowledge thereof, such Holder agrees to notify the Company of any inaccuracy or change in information previously furnished to the Company by or on behalf of such Holder in respect of such Holder or the happening of any event during the period of distribution of Registrable Securities, in each case as a result of which any Registration Statement filed with the SEC or any Canadian Preliminary Prospectus or Canadian Prospectus filed with any Canadian Securities Authority relating thereto would include an untrue statement of material fact or to omit to state any material fact required to be stated therein or necessary to make the statements made therein not misleading, in each case, with respect to such Holder’s Selling Holder Information, and such Holder Agrees to furnish to the Company, as promptly as practicable following obtaining such actual Knowledge thereof, any additional information required to correct and/or update such Registration Statement filed with the SEC or any Canadian Preliminary Prospectus or Canadian Prospectus filed with any Canadian Securities Authority.

Discontinuing Registration. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(a)(iii)(C) or Section 2.5(a)(iii)(D), such Holder will discontinue disposition of Registrable Securities pursuant to such Registration Statement or the distribution of Registrable Securities under such U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials and direct any other Person making dispositions or distributions of Registrable Securities on behalf of such Holder to discontinue such dispositions or distributions, in each case until such Holder’s receipt of the copies of the supplemented or amended U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials contemplated by Section 2.5(a)(iii)(C) or Section 2.5(a)(iii)(D), or until such Holder is advised in writing by the Company that the use of the U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials may be resumed, and, as applicable, has received copies of any additional or supplemental filings that are incorporated by reference in the U.S. Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus, or any amendments or supplements thereto, and if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of such documents current at the time of receipt of such notice. In the event the Company shall give any such notice, the period during which any applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials contemplated by Section 2.5(a)(iii)(C) or Section 2.5(a)(iii)(D) or is advised in writing by the Company that the use of the U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials may be resumed.

Underwritten Offerings.

Shelf and Demand Registrations. If requested by the underwriters for any Underwritten Public Offering, pursuant to a Registration or sale under Section 2.1 or 2.2, the Company and the Holders shall enter into an underwriting agreement with such underwriters, such agreement to be reasonably satisfactory in substance and form to each of the Company, the Holders and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including indemnities no more burdensome to the indemnifying party and no less favorable to the recipient thereof than those provided in Section 2.9 of this Agreement. The Holders of the Registrable Securities proposed to be distributed by such underwriters shall cooperate with the Company in the negotiation of the underwriting agreement and shall consider in good faith the suggestions of the Company regarding the form thereof, and such Holders shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters or required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s power and authority to effect such Transfer, information furnished by or on behalf of such Holder expressly for inclusion in any Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials, such Holder’s intended method of distribution, such matters pertaining to such Holder’s compliance with securities Laws as may be reasonably requested by the managing or lead underwriter or underwriters and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder under such agreement shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

Piggyback Registrations. If the Company proposes to register or sell any of its securities as contemplated by Section 2.3 and such securities are to be distributed through one or more underwriters, the Company shall, if requested by any Holder pursuant to Section 2.3 and, subject to the provisions of Section 2.3(c), use its reasonable best efforts to arrange for such underwriters to include on the same terms and conditions that apply to the other sellers in such Registration or sale all the Registrable Securities to be offered and sold by such Holder among the securities of the Company to be distributed by such underwriters in such Registration or sale. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and shall complete and execute all questionnaires, powers of attorney and other documents reasonably requested by the underwriters or required under the terms of such underwriting arrangements. Any such Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder’s title to the Registrable Securities, such Holder’s power and authority to effect such Transfer, information furnished by or on behalf of such Holder expressly for inclusion in any Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus, Canadian Prospectus or marketing materials, such Holder’s intended method of distribution, such matters pertaining to such Holder’s compliance with securities Laws as may be reasonably requested by the managing or lead underwriter or underwriters and any other representations to be made by the Holder as are generally prevailing in agreements of that type, and the aggregate amount of the liability of such Holder shall not exceed such Holder’s proceeds from the sale of its Registrable Securities in the offering, net of underwriting discounts and commissions but before expenses.

No Inconsistent Agreements; Additional Rights. Neither the Company nor any of its Subsidiaries shall hereafter enter into, and neither the Company nor any of its Subsidiaries is currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. The Company hereby represents and warrants that, as of the date hereof, no registration or similar rights have been granted to any other Person other than pursuant to this Agreement.

Registration Expenses.

Registration Expenses. All expenses incident to the Company’s performance of or compliance with Article II of this Agreement shall be paid by the Company, including,

all registration and filing fees, and any other fees and expenses associated with filings required to be made with the SEC, FINRA, the Canadian Securities Authorities or IIROC,

all fees and expenses in connection with compliance with any securities or “Blue Sky” Laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), all printing, translation, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including all expenses of any transfer agent and expenses relating to The Depository Trust Company or CDS Clearing and Depository Services Inc. and of printing prospectuses or other offering documents), all fees and disbursements of counsel for the Company and of all independent certified public accountants or independent auditors of the Company and any Subsidiaries of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance),

Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice,

all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system,

all reasonable fees and out-of-pocket expenses of (i) one Canadian counsel and one U.S. counsel for the Meteor Holders not to exceed $100,000 in the aggregate, and (ii) one Canadian counsel and one U.S. counsel for the Polaris Holders not to exceed $100,000 in the aggregate, any reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities,

all fees and expenses of any special experts or other Persons retained by the Company in connection with any Registration or sale,

all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), and all expenses related to any “road show”, including the reasonable out-of-pocket expenses of the Holders and underwriters, if so requested.

All such expenses are referred to herein as “Registration Expenses”.

Underwriting Discounts and Commissions. The Company shall not be required to pay any fees and disbursements to underwriters not customarily paid by the issuers of securities in an offering similar to the applicable offering, including underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

Indemnification.

Indemnification by the Company. The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, each Holder, each Person who controls (within the meaning of the Securities Act or the Exchange Act or of analogous provisions under applicable Canadian Securities Laws) or is deemed to control each Holder, each of their respective Affiliates, officers, directors, managers, shareholders, employees, advisors, agents and Representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses and any indemnity and contribution payments made to underwriters) (each, a “Loss” and collectively “Losses”) insofar as such Losses arise out of or are based upon (i) (A) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities are registered or sold under the Securities Act (including any final, preliminary or summary U.S. Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a U.S. Prospectus or preliminary U.S. Prospectus, in light of the circumstances under which they were made) not misleading, (ii) any information or statement in a Canadian Preliminary Prospectus or Canadian Prospectus that contains or is alleged to contain a misrepresentation or any omission of a Canadian Preliminary Prospectus or Canadian Prospectus to contain full, true and plain disclosure of all material facts relating to the securities distributed thereunder or (iii) any untrue or alleged untrue statement of a material fact contained in any other disclosure document incorporated by reference into any Registration Statement Canadian Preliminary Prospectus or Canadian Prospectus under which such Registrable Securities are registered or sold under the Securities Act or Canadian Securities Laws, or (iv) any violation or alleged violation by the Company or any of its Subsidiaries of any Law applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report; provided, that the Company shall not be liable pursuant to this Section 2.9(a) in respect of (x) any untrue statement, alleged untrue statement, omission, alleged omission or any misrepresentation contained in any information furnished in writing by such selling Holder to the Company specifically for inclusion in a Registration Statement, U.S. Prospectus, Canadian Preliminary Prospectus or Canadian Prospectus and used by the Company in conformity therewith (such information “Selling Holder Information”) or (y) the use by a Holder of an outdated, defective or otherwise unavailable disclosure document after the Company has notified the Holder in writing that such disclosure document is outdated, defective or otherwise unavailable for use by such Holder. This indemnity shall be in addition to any liability the Company may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any indemnified party and shall survive the Transfer of such securities by such Holder and regardless of any indemnity agreed to in the underwriting agreement that is less favorable to the Holders. The Company shall also agree to indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, subject to the good faith negotiation of reasonable and customary limitations on such indemnification rights, consistent with market practices.

Indemnification by the Selling Holders. Each selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by Law, the Company, each Person who controls (within the meaning of the Securities Act or the Exchange Act or of analogous provisions under applicable Canadian Securities Laws) or is deemed to control the Company and each of their respective Affiliates, officers, directors, managers, shareholders, employees, advisors, agents and Representatives from and against any Losses arising out of or based upon (i) (A) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act (including any final, preliminary or summary U.S. Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein) or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a U.S. Prospectus or preliminary U.S. Prospectus, in light of the circumstances under which they were made) not misleading, or (ii) any information or statement in a Canadian Preliminary Prospectus or Canadian Prospectus that contains or is alleged to contain a misrepresentation, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, alleged omission or such misrepresentation is contained in such selling Holder’s Selling Holder Information. This indemnity shall be in addition to any liability such Holder may otherwise have.

Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that the indemnifying party is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party (not to be unreasonably withheld, conditioned or delayed), unless the settlement (a) does not contain an admission of fault by the indemnified party, and (b) includes as a term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld, conditioned or delayed. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one firm unless (1) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (2) in the reasonable judgment of any indemnified party (based upon advice of its counsel) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties or (3) such additional firm serves as local counsel for the proceeding, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

Contribution. If for any reason the indemnification provided for in Section 2.9(a) and Section 2.9(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party or insufficient to hold such indemnified party harmless as contemplated by this Section 2.9 in respect of any Losses referred to therein (other than as a result of exceptions or limitations on indemnification contained in Section 2.9(a) and Section 2.9(b)), then the indemnifying party shall, in lieu of indemnifying such indemnified party hereunder, contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things whether any untrue or alleged untrue statement of a material fact or misrepresentation or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, misrepresentation or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.9(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 2.9(a) and Section 2.9(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.9(d), in connection with any Registration effected pursuant to this Agreement, a selling Holder shall not be required to contribute any amount in excess of the dollar amount of the proceeds from the sale of its Registrable Securities in the offering giving rise to such indemnification obligation, net of underwriting discounts and commissions but before expenses, less any amounts paid by such Holder pursuant to Section 2.9(b) and any amounts paid by such Holder as a result of liabilities incurred under the underwriting agreement, if any, related to such Registration. If indemnification is available under this Section 2.9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.9(a) and Section 2.9(b) hereof without regard to the provisions of this Section 2.9(d). The remedies provided for in this Section 2.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at Law or in equity.

Priority. The Company hereby acknowledges that any Person entitled to indemnification pursuant to Section 2.9(a) (a “Company Indemnitee”) may have concurrent rights to indemnification, advancement of expenses and/or insurance provided by or on behalf of the person or its affiliates that employ, retain or are otherwise associated with, or designate or nominate (including pursuant to the Company’s Articles or an investor rights agreement),with such Person (collectively, the “Secondary Indemnitors”). Notwithstanding anything to the contrary herein and, to the fullest extent permitted by law, with respect to its indemnification and advancement obligations to the Company Indemnitees hereunder or otherwise:

the Company is the indemnitor of first resort, and the Company’s and its insurers’ obligations to indemnify or provide advancement of expenses to the Company Indemnitees, subject to prohibitions on or requirements in respect of indemnification or advancement set out in applicable Law, are primary to any obligation of the applicable Secondary Indemnitors or their respective insurers to provide indemnification or advancement for the same expenses or liabilities incurred by any of the Company Indemnitees;

the Company shall, to the fullest extent permitted by applicable Law, advance the full amount of expenses incurred by each Company Indemnitee and shall be liable for the full amount of all losses of each Company Indemnitee or on his, her or its behalf to the extent legally permitted and as required hereby or otherwise, without regard to any rights such Company Indemnitees may have against the Secondary Indemnitors or their respective insurers; and

the Company irrevocably waives and relinquishes, and releases the Secondary Indemnitors and their respective insurers from, any and all claims by the Company or its subsidiaries and their insurers against the Secondary Indemnitors or such insurers for contribution, subrogation or any other recovery of any kind in respect to the expenses or liabilities incurred by the Company Indemnities for which the Company is obligated to provide indemnification or advancement hereunder or otherwise.

In furtherance and not in limitation of the foregoing, in the event that any Secondary Indemnitor or its insurer advances any expenses or makes any payment to any Company Indemnitee for matters subject to advancement or indemnification by the Company pursuant this Agreement or otherwise, the Company shall promptly, subject to any prohibitions set out in the British Columbia Business Corporations Act, and its obligations to bring any applications or proceedings that may be required in accordance with Section 2.9(e)(ii) above, and upon request by such Secondary Indemnitor, reimburse such Secondary Indemnitor or its insurer, as applicable, for such advance or payment, and such Secondary Indemnitor or insurer shall be subrogated to all of the claims or rights of such Company Indemnitee hereunder or otherwise, including to the payment of expenses in an action to collect.

Rules 144 and Regulation S. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such necessary information for so long as necessary to permit sales that would otherwise be permitted by this Agreement pursuant to Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without Registration under the Securities Act in transactions that would otherwise be permitted by this Agreement and within the limitation of the exemptions provided by (i) Rule 144 or Regulation S under the Securities Act, as such rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

Compliance with Canadian Securities Laws. With a view to making available the benefits of Canadian Securities Laws that may at any time permit the resale of Registrable Securities without the filing of a Canadian Prospectus, at all times after the Company becoming a reporting issuer or the equivalent under Canadian Securities Laws in any province or territory of Canada, the Company agrees to use is reasonable best efforts to (a) file with the appropriate Canadian Securities Authority authorities in a timely manner all reports and other documents required under Canadian Securities Laws, and (b) so long as any Holder owns any Registrable Securities, furnish to any Holder forthwith upon request a written statement by the Company stating that the Company is a reporting issuer and is not in default of any requirement under Canadian Securities Laws.

Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable Law, the Company may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement or U.S. Prospectus for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities Laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling shareholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement; provided, further that the parties hereto acknowledge that any Registration Statement previously filed by Loral Space & Communications, Inc. has been terminated and is no longer effective, and such Registration Statement may not be used for purposes of satisfying any obligations under this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and the Company has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

Short Form Registrations. After the Company becomes a reporting issuer or the equivalent under Canadian Securities Laws in any province or territory of Canada, the Company agrees to use its reasonable best efforts to make available and maintain the availability of short form prospectus Registrations pursuant to NI 44-101. For greater certainty, references herein to a Canadian Preliminary Prospectus or a Canadian Prospectus shall as applicable include a short form Canadian Preliminary Prospectus or a short form Canadian Prospectus.

MJDS Form F-10. In order to facilitate further the ability of Holders to exercise the registration rights provided for in this Agreement to complete sales of Registrable Securities under the Canada/U.S. Multijurisdictional Disclosure System at such time as the Company becomes eligible to do so, the Company covenants and agrees that as promptly as practicable after becoming eligible to file a registration statement on Form F-10 under the Securities Act to register securities qualified for distribution in Canada under a Canadian Prospectus that is a base shelf prospectus under NI 44-101 and NI 44-102, and in any event no later than 30 days after first satisfying the eligibility requirements for use of Form F-10, the Company shall:

prepare and file a preliminary Canadian base shelf prospectus under NI 44-101 and 44-102 to qualify the distribution of Registrable Securities to the public by the Holders thereof in each of the provinces and territories of Canada in accordance with the Canadian Securities Laws (provided that the names and other required information relating to the Holders eligible to make sales of Registrable Securities, and the maximum number of Registrable Securities which may be sold by each such Holder, and any other required information relating to Holders, need only be included in a subsequent prospectus supplement to the extent permitted by NI 44-102);

use its best efforts to have the review of such Canadian Prospectus completed by the Canadian Securities Authorities as promptly as practicable, to have a final receipt issued therefore in conformity with Canadian Securities Laws prior to the expiry of the Lock-up Period, and to maintain the availability of such Canadian Prospectus, or a subsequently filed Canadian Prospectus, to facilitate sales of Registrable Securities by Holders in each of the provinces and territories of Canada in conformity with the Canadian Securities Laws; and

prepare and file a Registration Statement on Form F-10 under the Securities Act to register offers and sales of Registrable Securities by the Holders thereof in accordance with the terms of this Agreement, and use its best efforts to cause such Registration Statement to become or be declared effective by the SEC, and maintain the availability of such Registration Statement, or a subsequently filed Form F-10 Registration Statement, to facilitate sales of Registrable Securities by Holders under the Securities Act in accordance with the terms of this Agreement.

Termination. This Article II shall terminate automatically (without any action by any party hereto) with respect to any Holder when such Holder no longer holds any Registrable Securities; provided, however, Section 2.8, Section 2.9 and Section 2.10 shall survive each termination and remain in effect.

TAG-ALONG RIGHTS

Tag-Along Rights. Subject to Section 3.7, if either the Meteor Investors or Polaris Investors proposes to Transfer any Common Shares to any other Person (any such Person, a “Selling Investor” and any such transaction, a “Tag-Along Sale”), such Selling Investor shall give the other Investor (the “Tagging Investor”) written notice of the Selling Investor’s intention to Transfer such shares setting forth, (a) the number of Common Shares proposed to be Transferred by the Selling Investors (the “Tag-Along Transfer Amount”) and the maximum (if any) additional amount of Common Shares that the proposed transferee has agreed that it would be willing to acquire (the “Tag-Along Maximum Amount”); provided that if no such maximum amount has been agreed or specified, the Tag-Along Maximum Amount shall be equal to the Tag-Along Transfer Amount, (b) (i) the identity of the proposed transferee, or (ii) a statement that the proposed transaction will be made through a stock exchange or securities market on which such shares are listed for trading (a “Public Market Sale”) (c) other than in the case of a Public Market Sale, copies of all agreements and documents relevant to the Tag-Along Sale, (e) (i) the proposed Transfer price, or (ii) a statement that the proposed transaction will be made at the trading price accepted by the Selling Investor at the time of a Public Market Sale, (e) the proposed closing date (the “Tag-Along Sale Closing Date”), and (f) any and all other terms, conditions and details regarding such Transfer (the “Tag-Along Notice”). For the avoidance of doubt, this paragraph applies only to the Transfer of Common Shares.

Exercise of Tag-Along. During the five Business Days following the receipt of such Tag-Along Notice (or with respect to any Public Market Sale, 10:00 a.m. New York City time on the first Business Day following delivery of such notice), the Tagging Investor shall have the right to deliver an acceptance notice (“Tag-Along Acceptance”) to the Selling Investor setting forth its irrevocable election and agreement to engage in such transaction and to require the proposed transferee to purchase from the Tagging Investor (or in the case of a Public Market Sale, to participate in such transaction with respect to) a number of Common Shares up to such Tagging Investor’s Maximum Tag Amount, at the same price per share and upon the same terms and conditions (including, without limitation, time of payment and form of consideration as to be paid by and given to the Selling Investor or, if the Selling Investors are given an option as to the form and amount of consideration to be received, the Tagging Investors will be given the same option) and during such period the Tagging Investor will enter into and become bound by all agreements and documents applicable to such transaction. The Tagging Investor shall (a) only be required to make representations and warranties concerning title to their Common Shares being Transferred free and clear of any encumbrances, their valid organization, and their authority, power and right to enter into any agreement with respect to and to consummate the Transfer of their Common Shares, and (b) benefit from any undertakings by the transferee and be subject to all of the same provisions of the definitive agreements as the Selling Investor; provided, in no event shall the Tagging Investor be required to, (i) agree to any indemnification obligations with respect to representations regarding the Company and its Subsidiaries, (ii) agree to any indemnification obligations with respect to the representations of the Selling Investors, (iii) be responsible for or have any indemnification or other liability in excess of the proceeds received by the Tagging Investor in connection with the Tag-Along Sale, and in any case on a proportionate basis with the Selling Investor’s corresponding obligations (except in the case of actual fraud), or (iv) agree to any non-compete or non-solicit covenant to the extent such restrictions would apply to such Tagging Investor. The immediately preceding sentence shall not apply to a Public Market Sale.

Reduction of Tag-Along Maximum Amount. If the Tagging Investor elects to exercise its Tag-Along Right in accordance with Section 3.2, then the Selling Investor may Transfer, simultaneously with the Transfer by the Tagging Investor (which Transfer the Tagging Investor shall be required to engage in in accordance with the terms of this Article III), up to a number of Common Shares equal to the Tag-Along Maximum Amount minus the number of Common Shares that the Tagging Investor has elected to Transfer pursuant to Section 3.1; provided, that any reduction by the proposed transferee of the number of Common Shares that it is willing to acquire below the Tag-Along Maximum Amount shall reduce the number of Common Shares that the Selling Investor and the Tagging Investor are entitled to Transfer on a pro rata basis (based on the number of Common Shares the Selling Investor and the Tagging Investor were proposing and entitled to Transfer prior to such reduction).

Tag-Along Date. If (a) the Tagging Investor has not delivered a Tag-Along Acceptance in accordance with Section 3.2 on or prior to the fifth Business Day following the receipt of such Tag-Along Notice (or with respect to any Public Market Sale, 10:00 a.m. New York City time on the first Business Day following delivery of such notice), or (b) if the Tagging Investor has failed to complete, for any reason, such Tag-Alone Sale in accordance with this Article III, on the Tag-Along Sale Closing Date, then the Selling Investor may, on and after the Tag-Along Sale Closing Date, but not later than 90 days following the date of delivery of the Tag-Along Notice and without any further obligation to the Tagging Investor, Transfer a maximum number of Common Shares determined in accordance with Section 3.2 at the purchase price and on other terms and conditions substantially the same as those set forth in the Tag-Along Notice; provided that, if such Transfer is not made within such 90 day period or is made on terms and conditions more favorable for the Selling Investor than those set forth in the Tag-Along Notice (it being understood and agreed that in the case of a Public Market Sale, a price obtained in the public trading market will not be deemed to be “more favorable” for the Selling Investor), then the Selling Investor may not consummate such sale without again complying with the procedures set forth in this Article III.

Liability and Withdrawal. Notwithstanding anything to the contrary contained in this Article III, there shall be no liability on the part of the Selling Investor to the Tagging Investor (other than the obligation to return any certificates evidencing Common Shares and limited powers- of-attorney received by the Tagging Investor) if the Transfer of Common Shares pursuant to this Article III is not consummated for whatever reason. The decision to effect a Transfer of Common Shares pursuant this Article III by the Selling Investor is in the sole and absolute discretion of the Selling Investor.

Conversion of Common Shares. In connection with any Transfer of Common Shares pursuant to this Article III, the Company shall take all necessary action to effect any conversion of any Share Equivalents and of the Common Shares, into the applicable class of Common Shares on a timely basis to accommodate any such transaction, pursuant to, and in compliance with, the Governing Documents as necessary based on the residency and identity of the proposed transferee.

Limitations. The provisions of this Article III shall not apply: (a) to any Transfer of Common Shares by an Investor: (i) to any Wholly-Owned Affiliate of such Investor, or (ii) to the other Investor, (b) to any Transfer of Common Shares by Polaris Investors pursuant to a Catch-Up Sale; (c) to any Transfer by any Meteor Investors pursuant to the Permitted Exceptions; (d) to any transfer, sale, issuance or exchange of any entity or of the securities of any entity that directly or indirectly holds a beneficial interest in any Common Shares, so long as such transfer, sale, issuance or exchange is for estate or tax planning purposes or in connection with a grant of equity compensation for employees, officers, directors, managers or principals of any of the Meteor Investors or (e) in the case of an Underwritten Public Offering pursuant to Article II.

Obligations of Transferee. Other than transfers of Common Shares by an Investor to an Affiliate, if an Investor transfers Common Shares to any Person in compliance with this Article III, such person who is the transferee of such Common Shares shall, following consummation of such Transfer, not be subject to, or otherwise be obligated to assume or perform any obligations of the transferor under this Article III in respect of such Common Shares, and absent an express agreement to the contrary, such Transfer shall be free and clear of such obligations. For the avoidance of doubt, this Article III shall not apply to any transferee in a Transfer by any Meteor Investor pursuant to the Permitted Exceptions, or any transferee of any Polaris Investor in a Catch-Up Sale.

Termination. This Article III shall terminate automatically (without any action by any party hereto) with respect to all Investors when either the Meteor Investors or the Polaris Investors beneficially owns less than 5% of the then outstanding Share Equivalents.

EXCHANGE RIGHTS

Exchange of Exchangeable Units. Subject to applicable lock-up agreements or arrangements in connection with a Public Offering or pursuant to the LP Agreement, the Meteor Investors and Polaris Investors may, at any time following the Lock-Up Period, or as otherwise permitted pursuant to Section 2.1(a) of Schedule A of the Partnership Agreement, effect an exchange (the term “exchange” including, for all purposes, any repurchase) of all or any of such Investor’s Exchangeable Units into Common Shares in accordance with the Governing Documents (an “Exchange”); provided, that if either of the Meteor Investors or the Polaris Investors propose an Exchange, Meteor, on behalf of the Meteor Investors, or Polaris, on behalf of the Polaris Investors, as applicable, shall give the Polaris Investors or Meteor Investors, as applicable, written notice (the “Exchange Notice”) setting forth (a) the number of Exchangeable Units to be Exchanged (such number of Exchangeable Units being exercised in such Exchange, the “Exchange Amount”), (b) the Exchange Amount relative to the aggregate number of Exchangeable Units held by the Meteor Investors or Polaris Investors, as applicable, at such time, and (c) the proposed date of the Exchange (not to be less than two Business Days from the date of delivery of the Exchange Notice).

Termination. This Article IV shall terminate automatically (without any action by any party hereto) with respect to all Investors when either the Meteor Investors or the Polaris Investors no longer holds any Exchangeable Units.

DISTRIBUTIONS-IN-KIND

No Distributions-in-Kind. Subject to the Permitted Exceptions, each of Meteor and Polaris, may not, and each shall cause the Meteor Investors and the Polaris Investors, respectively, not to, distribute or otherwise Transfer any Share Equivalents to any of their respective shareholders, members or limited partners or shareholders, members or limited partners of any funds, investment vehicle with which Meteor or any of its Affiliates or Polaris or any of its Affiliates, respectively, manages, advises or controls investors, in each case, without the prior written consent of the other; provided, that, for the avoidance of doubt, the foregoing restrictions shall not apply to a Tag-Along Sale by Meteor or Polaris, or their respective Affiliates, in compliance with the provisions of Article III.

Termination. This Article V shall terminate automatically (without any action by any party hereto) with respect to all Investors when either the Meteor Investors or the Polaris Investors beneficially owns less than 5% of the then outstanding Share Equivalents.

Miscellaneous

Effective Time. The effectiveness of this Agreement is conditioned on Closing. In the event that the Integration Agreement terminates prior to the Closing, this Agreement shall be void ab initio.

Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto between the parties as to the matters covered herein and therein. In the event of any inconsistency between this Agreement and any document executed or delivered to effect the purposes of this Agreement, including, the by-laws of any company, this Agreement shall govern as among the parties hereto. In the event of any inconsistency between this Agreement and the policies of the Company (including the policies of the Board), this Agreement shall govern.

Assignment of Rights. Except for those rights and obligations set forth in Article III or Article V, the rights of the Investors (including, without limitation, registration rights) are assignable (together with the related obligations) in connection with the Transfer of Share Equivalents or Exchangeable Units held by the Investors; provided, that (a) such transferee agrees in writing to be bound by, and subject to, this Agreement as a “Holder” pursuant to a written instrument in form and substance reasonably acceptable to the Company and (b) an Investor may only assign its rights (together with all related rights and powers) to make one Demand Registration Request in connection with the Transfer of Share Equivalents or Exchangeable Units if the assignee acquires from the Investor a number of Share Equivalents or Exchangeable Units representing fully-diluted ownership (assuming the exchange of all Exchangeable Units for Common Shares) of not less than 9.9%.

Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the laws of the State of New York and the federal laws of the U.S. applicable therein (the “Jurisdiction”) without giving effect to any laws, rules or provisions of the Jurisdiction that would cause the application of the laws, rules or provisions of any jurisdiction other than the Jurisdiction.

Each party agrees that it will bring any action or proceeding in respect of any claim arising out of this Agreement or the transactions contemplated hereby exclusively in the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, located in the borough of Manhattan or, in either case, any appellate court from any thereof (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 6.10.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 6.4(c).

Obligations; Remedies. The Company, Polaris and Meteor shall be entitled to enforce their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement (including, without limitation, costs of enforcement) and to exercise all other rights existing in their favor. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms of this Agreement without the necessity of proving the inadequacy of monetary damages as a remedy, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief. All remedies, either under this Agreement or by Law or otherwise afforded to any party, shall be cumulative and not alternative.

Amendment and Waiver.

The terms and provisions of this Agreement may be modified, waived, amended or supplemented at any time and from time to time only by the written consent of the Company, as approved by the Board, including a majority of the Specially Designated Directors then serving on the Board, and all of the other parties hereto; provided that any term or provision of Article III or Article V may be amended or waived solely by the written consent of Polaris (on behalf of all the Polaris Investors) or Meteor (on behalf of all the Meteor Investors) if such amendment or waiver is not adverse in any material respect to the Company. Any amendment, modification or waiver effected in accordance with the foregoing shall be effective and binding on and inure to the benefit of, the Company and the Investors.

Any failure by any party at any time to enforce any of the provisions of this Agreement shall not be construed as a waiver of such provision or any other provisions hereof.

Binding Effect. Except as otherwise provided in this Agreement, the terms and provisions of this Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors.

Termination. This Agreement shall terminate only (i) by written consent of the Company, Polaris, Rover and Meteor, (ii) upon the dissolution or liquidation of the Company, or (iii) when no Investor holds any Share Equivalents. In the event of any termination of this Agreement as provided in this Section 6.8, this Agreement shall forthwith become wholly void and of no further force or effect (except for this Article VI, which shall survive) and there shall be no liability on the part of any parties hereto or their respective Affiliates, except as provided in this Article VI; provided, however, if a termination occurs pursuant to Section 6.8(iii), Section 2.9 of this Agreement shall survive and shall remain in effect. Notwithstanding the foregoing, no party hereto shall be relieved from liability for any breach of this Agreement which occurred prior to the termination of the applicable provision of this Agreement.

Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Agreement, the Company and the Investors covenant, agree and acknowledge that no Person (other than the parties hereto) has any obligations hereunder, and that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, shareholder of any Investor or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any the former, current and future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers, shareholders or assignees of any Investor or any former, current or future equity holders, controlling persons, directors, officers, employees, agents, Affiliates, members, managers, shareholders or assignees of any of the foregoing, as such, for any obligation of any Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered; (b) when delivered, if sent to the recipient by electronic mail during normal business hours of the recipient, and otherwise on the next Business Day; provided, that, if sent by electronic mail, the notice, demand or other communication shall be confirmed by the same being sent by one of the means contemplated by the following clauses (c) or (d) (it being understood that delivery shall be effective in accordance with this clause (b)); (c) one Business Day after the date when sent to recipient by reputable express courier service (charges prepaid) if it is also sent by clause (b); or (d) upon receipt when sent by certified or registered mail, postage prepaid. Notices, demands and other communications, in each case to the respective parties, shall be sent to the applicable address set forth below:

if to the Company, to:

Telesat Canada

160 Elgin Street, Suite 2100

Ottawa, Ontario, Canada K2P 2P7

Attn: Chris DiFrancesco

Email: CDiFrancesco@telesat.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attn: Edward D. Herlihy and John L. Robinson

Email: EDHerlihy@wlrk.com; JLRobinson@wlrk.com

if to Polaris, the Polaris Investors or the Polaris Holders, to:

Public Sector Pension Investment Board

1250 René-Lévesque Boulevard West

Suite 1400

Montréal, Québec

Canada H3B 5E9

Attention: Managing Director and Head of Private Equity
Email: privateequity@investpsp.ca; legalnotices@investpsp.ca with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153
Attention: Doug Warner
Email: doug.warner@weil.com

if to Meteor, the Meteor Investors or the Meteor Holders, to:

MHR Fund Management LLC

1345 Avenue of the Americas

42nd Floor

New York, NY 10105

Attention: Janet Yeung and Keith Schaitkin
Email: JYeung@mhrfund.com and KSchaitkin@mhrfund.com

Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto, the Polaris Investors (all of whom are express beneficiaries of this Agreement), the Meteor Investors (all of whom are express beneficiaries of this Agreement), the indemnified parties referred to in Section 2.9 and their permitted assigns and successors, and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Recapitalizations; Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to Share Equivalents, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, amalgamation, arrangement, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Share Equivalents, by reason of a stock dividend, stock split, share consolidation, stock issuance, reverse stock split, combination, recapitalization, reclassification, arrangement, amalgamation, merger, consolidation or otherwise.

Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 6.14.

Headings. The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

Telesat Corporation

By:	/s/ Christopher S. DiFrancesco
Name: Christopher S. DiFrancesco
Title: Vice President, General Counsel and Secretary

PUBLIC SECTOR PENSION INVESTMENT BOARD

By:	/s/ Guthrie Stewart
Name: Guthrie Stewart
Title: Authorized Signatory

By:	/s/ David Morin
Name: David Morin
Title: Authorized Signatory

RED ISLE PRIVATE INVESTMENTS INC.

By:	/s/ Guthrie Stewart
Name: Guthrie Stewart
Title: Authorized Signatory

By:	/s/ David Morin
Name: David Morin
Title: Authorized Signatory

METEOR :

MHR FUND MANAGEMENT LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

METEOR INVESTORS AND METEOR HOLDERS:

MHR INSTITUTIONAL PARTNERS LP

By: MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHRA LP

By: MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHRM LP

By: MHR Institutional Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS II LP

By: MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS IIA LP

By: MHR Institutional Advisors II LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT II HOLDINGS LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR CAPITAL PARTNERS MASTER ACCOUNT LP

By: MHR Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR CAPITAL PARTNERS (100) LP

By: MHR Advisors LLC, its General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

Annex A

PLAN OF DISTRIBUTION

We are registering the [Registrable Securities] held by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the [Registrable Securities].

Each selling stockholder of the [Registrable Securities] and any of its pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal trading market for the [Registrable Securities] or any other stock exchange, market or trading facility on which the [Registrable Securities] are traded or in private transactions. These sales may be at fixed or negotiated prices, at prevailing market prices at the time of sale or at varying prices determined at the time of sale. A selling stockholder may use any one or more of the following methods when selling securities:

•	ordinary brokerage transactions and transactions in which the broker dealer solicits purchasers;

•	block trades, including from the holdings of a control person, in which the broker dealer will attempt to sell the [Registrable Securities] as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker dealer as principal and resale by the broker dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	in transactions through broker dealers that agree with the selling stockholders to sell a specified number of such common stock at a stipulated price per security;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law;

The selling stockholders may also sell the [Registrable Securities]: (i) under Rule 144 or any other exemption from registration under the Securities Act or (ii) in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable Canadian securities laws,1 if available, rather than under this prospectus.

1 Compliance with Canadian prospectus exemptions would be assessed at the applicable time and would only be relevant to the extent there is not a prospectus filed in Canada.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions, concessions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of common stock, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with Financial Industry Regulatory Authority, or FINRA, Rule 5110; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

In connection with the sale of the [Registrable Securities] or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the [Registrable Securities] in the course of hedging the positions they assume. The selling stockholders may also sell [Registrable Securities] short and deliver these shares to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these shares. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

We are required to pay certain fees and expenses incurred by us incident to the registration or qualification for distribution of the shares of common stock. We and the selling stockholders have agreed to indemnify each other against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state and provincial securities laws. In addition, in certain states and provinces, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or province or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares of common stock may not simultaneously engage in market making activities with respect to the [Registrable Securities] for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the selling stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the [Registrable Securities] by the selling stockholders or any other person. We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Our common stock is listed on [                 ]. We can make no assurance as to the development, maintenance or liquidity of any trading market in our common stock.

Selling restrictions2

Notice to prospective investors in the European Economic Area and United Kingdom

In relation to each Member State of the European Economic Area and the United Kingdom (each, a “Relevant State”), no shares have been offered or will be offered pursuant to the offering to the public in that Relevant State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant State or, where appropriate, approved in another Relevant State and notified to the competent authority in that Relevant State, all in accordance with the Prospectus Regulation, except that offers of shares may be made to the public in that Relevant State at any time under the following exemptions under the Prospectus Regulation:

to any legal entity which is a qualified investor as defined under the Prospectus Regulation;

to fewer than 150 natural or legal persons (other than qualified investors as defined under the Prospectus Regulation), subject to obtaining the prior consent of the underwriters; or

in any other circumstances falling within Article 1(4) of the Prospectus Regulation,

provided that no such offer of shares shall require us or any underwriter to publish a prospectus pursuant to Article 3 of the Prospectus Regulation or supplement a prospectus pursuant to Article 23 of the Prospectus Regulation and each person who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed to and with each of the underwriters and us that it is a “qualified investor” within the meaning of Article 2(e) of the Prospectus Regulation. In the case of any shares being offered to a financial intermediary as that term is used in the Prospectus Regulation, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the shares acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any shares to the public other than their offer or resale in a Relevant State to qualified investors as so defined or in circumstances in which the prior consent of the underwriters have been obtained to each such proposed offer or resale.

For the purposes of this provision, the expression an “offer to the public” in relation to shares in any Relevant State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase or subscribe for any shares, and the expression “Prospectus Regulation” means Regulation (EU) 2017/1129.

2 The Automatic Demand Registration will register the Registrable Securities in the U.S. pursuant to the Securities Act and Canada pursuant to the applicable Canadian Securities Laws.

Notice to prospective investors in the United Kingdom

In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are “qualified investors” (as defined in the Prospectus Regulation) (i) who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”) or otherwise in circumstances which have not resulted and will not result in an offer to the public of the shares in the United Kingdom within the meaning of the Financial Services and Markets Act 2000.

Any person in the United Kingdom that is not a relevant person should not act or rely on the information included in this document or use it as basis for taking any action. In the United Kingdom, any investment or investment activity that this document relates to may be made or taken exclusively by relevant persons.

Notice to prospective investors in Switzerland

The shares may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This document does not constitute a prospectus within the meaning of, and has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the shares or the offering may be publicly distributed or otherwise made publicly available in Switzerland.

Neither this document nor any other offering or marketing material relating to the offering, the Company, the shares have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offer of shares will not be supervised by, the Swiss Financial Market Supervisory Authority (FINMA), and the offer of shares has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes (“CISA”). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of shares.

Notice to prospective investors in Australia

This prospectus:

•	does not constitute a disclosure document or a prospectus under Chapter 6D.2 of the Corporations Act 2001 (Cth) (the “Corporations Act”);

•	has not been, and will not be, lodged with the Australian Securities and Investments Commission (“ASIC”), as a disclosure document for the purposes of the Corporations Act and does not purport to include the information required of a disclosure document for the purposes of the Corporations Act; and

•	may only be provided in Australia to select investors who are able to demonstrate that they fall within one or more of the categories of investors, available under section 708 of the Corporations Act (“Exempt Investors”).

The shares may not be directly or indirectly offered for subscription or purchased or sold, and no invitations to subscribe for or buy the shares may be issued, and no draft or definitive offering memorandum, advertisement or other offering material relating to any shares may be distributed in Australia, except where disclosure to investors is not required under Chapter 6D of the Corporations Act or is otherwise in compliance with all applicable Australian laws and regulations. By submitting an application for the shares, you represent and warrant to us that you are an Exempt Investor.

As any offer of shares under this document will be made without disclosure in Australia under Chapter 6D.2 of the Corporations Act, the offer of those securities for resale in Australia within 12 months may, under section 707 of the Corporations Act, require disclosure to investors under Chapter 6D.2 if none of the exemptions in section 708 applies to that resale. By applying for the shares you undertake to us that you will not, for a period of 12 months from the date of issue of the shares, offer, transfer, assign or otherwise alienate those shares to investors in Australia except in circumstances where disclosure to investors is not required under Chapter 6D.2 of the Corporations Act or where a compliant disclosure document is prepared and lodged with ASIC.

Notice to prospective investors in Japan

The shares have not been and will not be registered pursuant to Article 4, Paragraph 1 of the Financial Instruments and Exchange Act. Accordingly, none of the shares nor any interest therein may be offered or sold, directly or indirectly, in Japan or to, or for the benefit of, any “resident” of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to or for the benefit of a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Act and any other applicable laws, regulations and ministerial guidelines of Japan in effect at the relevant time.

Notice to prospective investors in Hong Kong

The shares have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571 of the Laws of Hong Kong) (the “SFO”) of Hong Kong and any rules made thereunder; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong) (the “CO”) or which do not constitute an offer to the public within the meaning of the CO. No advertisement, invitation or document relating to the shares has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the SFO and any rules made thereunder.

Notice to prospective investors in Singapore

Singapore SFA Product Classification—In connection with Section 309B of the SFA and the CMP Regulations 2018, unless otherwise specified before an offer of shares, we have determined, and hereby notify all relevant persons (as defined in Section 309A(1) of the SFA), that the shares are “prescribed capital markets products (as defined in the CMP Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

Each underwriter has acknowledged that this prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, each underwriter has represented and agreed that it has not offered or sold any shares or caused the shares to be made the subject of an invitation for subscription or purchase and will not offer or sell any shares or cause the shares to be made the subject of an invitation for subscription or purchase, and has not circulated or distributed, nor will it circulate or distribute, this prospectus or any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares, whether directly or indirectly, to any person in Singapore other than:

to an institutional investor (as defined in Section 4A of the Securities and Futures Act (Chapter 289) of Singapore, as modified or amended from time to time (the “SFA”)) pursuant to Section 274 of the SFA;

to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA and in accordance with the conditions specified in Section 275 of the SFA; or

otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a)	a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities or securities-based derivatives contracts (each term as defined in Section 2(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

to an institutional investor or to a relevant person, or to any person arising from an offer referred to in Section 276(4)(i)(B) of the SFA;

where no consideration is or will be given for the transfer;

where the transfer is by operation of law;

as specified in Section 276(7) of the SFA; or

as specified in Regulation 37A of the Securities and Futures (Offers of Investments) (Securities and Securities-based Derivatives Contracts) Regulations 2018.

Notice to prospective investors in China

This prospectus will not be circulated or distributed in the PRC and the shares will not be offered or sold, and will not be offered or sold to any person for re-offering or resale directly or indirectly to any residents of the PRC except pursuant to any applicable laws and regulations of the PRC. Neither this prospectus nor any advertisement or other offering material may be distributed or published in the PRC, except under circumstances that will result in compliance with applicable laws and regulations.

Notice to prospective investors in Korea

The shares have not been and will not be registered under the Financial Investments Services and Capital Markets Act of Korea and the decrees and regulations thereunder (the “FSCMA”), and the shares have been and will be offered in Korea as a private placement under the FSCMA. None of the shares may be offered, sold or delivered directly or indirectly, or offered or sold to any person for re-offering or resale, directly or indirectly, in Korea or to any resident of Korea except pursuant to the applicable laws and regulations of Korea, including the FSCMA and the Foreign Exchange Transaction Law of Korea and the decrees and regulations thereunder (the “FETL”). The shares have not been listed on any of securities exchanges in the world including, without limitation, the Korea Exchange in Korea. Furthermore, the purchaser of the shares shall comply with all applicable regulatory requirements (including but not limited to requirements under the FETL) in connection with the purchase of the shares. By the purchase of the shares, the relevant holder thereof will be deemed to represent and warrant that if it is in Korea or is a resident of Korea, it purchased the shares pursuant to the applicable laws and regulations of Korea.

Notice to prospective investors in Taiwan

The shares have not been and will not be registered with the Financial Supervisory Commission of Taiwan pursuant to relevant securities laws and regulations and may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the Financial Supervisory Commission of Taiwan. No person or entity in Taiwan has been authorised to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the shares in Taiwan.

Notice to prospective investors in Saudi Arabia

This document may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Offers of Securities Regulations as issued by the board of the Saudi Arabian Capital Market Authority (“CMA”) pursuant to resolution number 2-11-2004 dated 4 October 2004 as amended by resolution number 1-28-2008, as amended (the “CMA Regulations”). The CMA does not make any representation as to the accuracy or completeness of this document and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this document. Prospective purchasers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If you do not understand the contents of this document, you should consult an authorized financial advisor.

Notice to prospective investors in the Dubai International Financial Centre (“DIFC”)

This document relates to an Exempt Offer in accordance with the Markets Rules 2012 of the Dubai Financial Services Authority (“DFSA”). This document is intended for distribution only to persons of a type specified in the Markets Rules 2012 of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus supplement nor taken steps to verify the information set forth herein and has no responsibility for this document. The securities to which this document relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If you do not understand the contents of this document you should consult an authorized financial advisor.

In relation to its use in the DIFC, this document is strictly private and confidential and is being distributed to a limited number of investors and must not be provided to any person other than the original recipient, and may not be reproduced or used for any other purpose. The interests in the securities may not be offered or sold directly or indirectly to the public in the DIFC.

Notice to prospective investors in the United Arab Emirates

The shares have not been, and are not being, publicly offered, sold, promoted or advertised in the United Arab Emirates (including the DIFC) other than in compliance with the laws of the United Arab Emirates (and the DIFC) governing the issue, offering and sale of securities. Further, this prospectus does not constitute a public offer of securities in the United Arab Emirates (including the DIFC) and is not intended to be a public offer. This prospectus has not been approved by or filed with the Central Bank of the United Arab Emirates, the Securities and Commodities Authority or the DFSA.

Notice to prospective investors in Bermuda

Shares may be offered or sold in Bermuda only in compliance with the provisions of the Investment Business Act of 2003 of Bermuda which regulates the sale of securities in Bermuda. Additionally, non-Bermudian persons (including companies) may not carry on or engage in any trade or business in Bermuda unless such persons are permitted to do so under applicable Bermuda legislation.

Notice to prospective investors in the British Virgin Islands

The shares are not being, and may not be offered to the public or to any person in the British Virgin Islands for purchase or subscription by or on behalf of the Company. The shares may be offered to companies incorporated under the BVI Business Companies Act, 2004 (British Virgin Islands), “BVI Companies”), but only where the offer will be made to, and received by, the relevant BVI Company entirely outside of the British Virgin Islands.

Notice to prospective investors in South Africa

Due to restrictions under the securities laws of South Africa, no “offer to the public” (as such term is defined in the South African Companies Act, No. 71 of 2008 (as amended or re-enacted) (the “South African Companies Act”)) is being made in connection with the issue of the shares in South Africa. Accordingly, this document does not, nor is it intended to, constitute a “registered prospectus” (as that term is defined in the South African Companies Act) prepared and registered under the South African Companies Act and has not been approved by, and/or filed with, the South African Companies and Intellectual Property Commission or any other regulatory authority in South Africa. The shares are not offered, and the offer shall not be transferred, sold, renounced or delivered, in South Africa or to a person with an address in South Africa, unless one or other of the following exemptions stipulated in section 96 (1) applies:

Section 96 (1)(a)

the offer, transfer, sale, renunciation or delivery is to:

(i)      persons whose ordinary business, or part of whose ordinary business, is to deal in securities, as principal or agent;

(ii)     the South African Public Investment Corporation;

(iii)    persons or entities regulated by the Reserve Bank of South Africa;

(iv)    authorised financial service providers under South African law;

(v)     financial institutions recognised as such under South African law;

(vi)    a wholly-owned subsidiary of any person or entity contemplated in (c), (d) or (e), acting as agent in the capacity of an authorised portfolio manager for a pension fund, or as manager for a collective investment scheme (in each case duly registered as such under South African law); or

(vii)   any combination of the person in (i) to (vi); or

Section 96 (1)(b)	the total contemplated acquisition cost of the securities, for any single addressee acting as principal is equal to or greater than ZAR1,000,000 or such higher amount as may be promulgated by notice in the Government Gazette of South Africa pursuant to section 96(2)(a) of the South African Companies Act.

Information made available in this prospectus should not be considered as “advice” as defined in the South African Financial Advisory and Intermediary Services Act, 2002.

Notice to prospective investors in Israel

This document does not constitute a prospectus under the Israeli Securities Law, 5728-1968, (the “Israeli Securities Law”), and has not been filed with or approved by the Israel Securities Authority. In Israel, this prospectus is being distributed only to, and is directed only at, and any offer of the shares of common stock is directed only at, (i) a limited number of persons in accordance with the Israeli Securities Law and (ii) investors listed in the first addendum (the “Addendum”), to the Israeli Securities Law, consisting primarily of joint investment in trust funds, provident funds, insurance companies, banks, portfolio managers, investment advisors, members of the Tel Aviv Stock Exchange, underwriters, venture capital funds, entities with equity in excess of NIS 50 million and “qualified individuals,” each as defined in the Addendum (as it may be amended from time to time), collectively referred to as qualified investors (in each case, purchasing for their own account or, where permitted under the Addendum, for the accounts of their clients who are investors listed in the Addendum). Qualified investors are required to submit written confirmation that they fall within the scope of the Addendum, are aware of the meaning of same and agree to it.